UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III

(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Disciplined Value Mid Cap Fund

Annual report 3/31/18

A message to shareholders

Dear shareholder,

After an extended period of relative calm in equity markets around the world dating to early 2017, volatility returned in a meaningful way in the last few months of the reporting period. Stocks declined as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation, even if that inflation was rising from historically low levels. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18 (%)

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 7-9-10, holders of Investor shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Returns shown prior to Class A shares' commencement dates are those of the predecessor fund's Investor shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Markets gained, but volatility increased late in the period

U.S. equities advanced to record levels for much of the 12-month period, but stumbled in the final two months on fears of inflation and geopolitical uncertainty.

The fund outperformed its benchmark

The fund bested its benchmark, the Russell Midcap Value Index, on the strength of positive stock selection and sector allocation results.

Mid-cap value opportunities persisted in a variety of sectors

The fund benefited from attractive mid-cap opportunities in a wide array of sectors, particularly among capital goods and financial stocks.

SECTOR COMPOSITION AS OF 3/31/18 (%)

A note about risks

The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       3

Discussion of fund performance

An interview with Portfolio Manager Steven L. Pollack, CFA, Boston Partners

Steven L. Pollack, CFA
Portfolio Manager
Boston Partners

Could you describe the market environment during the 12-month period ended March 31, 2018?

Through much of the period, the U.S. equity market rose steadily. This continued until the end of January, when market volatility increased substantially as a result of investor worries over higher inflation, more rapidly rising interest rates, and a heavy dose of geopolitical uncertainty.

These factors caused the market to fall into correction territory, when markets declined more than 10% from their recent peak. Volatility continued for the remainder of the period as investors worried about hostile trade rhetoric exchanged between the United States and China. The market also struggled with the idea that more government regulation could be on the horizon for the information technology sector.

The fund outperformed its benchmark, the Russell Midcap Value Index. What factors were most responsible for this result?

Strong stock selection and positive sector allocation results in a variety of segments contributed to the fund's outperformance. In particular, the fund experienced good results from stock picks in the information technology, financials, and industrials sectors, as well as from an overweight position in information technology and an underweight position in the real estate sector.

Which stocks were some of the largest contributors to relative results?

In the information technology sector, a variety of companies boosted relative results. These included the stock of personal computer game maker Activision Blizzard, Inc., which outperformed analyst expectations, and the stock of DXC Technology Company, a company created from a merger of

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       4

"Strong stock selection and positive sector allocation results in a variety of segments contributed to the fund's outperformance."
Computer Sciences Corp. and the Enterprise Services unit of Hewlett Packard Enterprises Company (not held). DXC has improved its margins while distributing cash to shareholders.

In the financials sector, positions in reinsurance companies boosted results as takeover activity drove the group higher. Among financial services companies, TD Ameritrade Holding Corp. also performed well, as the combination of an inexpensive valuation, strong asset growth, rising markets, and margin expansion opportunities from the company's recent Scottrade, Inc. (not held) acquisition drove the stock higher.

What are some examples of stocks that detracted from relative returns?

Stock selection in the consumer discretionary sector was a chief detractor from performance. Among consumer durables, the fund's position in auto parts seller Advance Auto Parts, Inc. detracted from results, while the stock of boat manufacturer Brunswick Corp. also struggled with volatility during the period. Both stocks were sold prior to period end.

The stock of CBS Corp. underperformed despite beating earnings and raising guidance as investors were skeptical about a potential merger with Viacom, Inc. (not held). Also, the stock of advertising giant The Interpublic Group of Companies, Inc. underperformed due to struggling earnings. We sold the fund's holdings in Interpublic prior to period end.

TOP 10 HOLDINGS AS OF 3/31/18 (%)

Discover Financial Services	1.8
Harris Corp.	1.6
Raymond James Financial, Inc.	1.6
Fidelity National Information Services, Inc.	1.5
Alleghany Corp.	1.5
Amdocs, Ltd.	1.4
Reinsurance Group of America, Inc.	1.4
Huntington Bancshares, Inc.	1.4
East West Bancorp, Inc.	1.4
DXC Technology Company	1.3
TOTAL	14.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       5

How was the fund positioned at the end of the period?

We didn't make many major changes to the fund's strategy during the period, although by the end of March we added to our exposure in industrials and we reduced exposure to energy and consumer discretionary stocks.

Looking ahead, we believe that higher volatility may continue in the near term. Nevertheless, expectations remain positive around the upcoming earnings season. We also feel that over time the fund will continue to benefit from our focus on low valuations, high-quality companies, and improving business momentum.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	4.63	12.29	11.81	78.54	205.33
Class C1	8.35	12.59	11.82	80.93	205.63
Class I1,2	10.46	13.75	12.68	90.48	230.05
Class R2[1,2]	10.03	13.30	12.30	86.67	218.97
Class R4[1,2]	10.26	13.54	12.43	88.66	222.82
Class R6[1,2]	10.56	13.86	12.65	91.34	229.03
Class ADV[1,2]	10.17	13.39	12.36	87.46	220.58
Index†	6.50	11.11	9.81	69.31	154.94

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.12	1.87	0.86	1.27	1.12	0.77	1.12
Net (%)	1.12	1.87	0.86	1.27	1.02	0.77	1.12

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	3-31-08	30,563	30,563	25,494
Class I1,2	3-31-08	33,005	33,005	25,494
Class R2[1,2]	3-31-08	31,897	31,897	25,494
Class R4[1,2]	3-31-08	32,282	32,282	25,494
Class R6[1,2]	3-31-08	32,903	32,903	25,494
Class ADV[1,2]	3-31-08	32,058	32,058	25,494

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class C, Class R2, Class R4, and Class R6 shares were first offered on 7-12-10, 8-15-11, 3-1-12, 7-2-13, and 9-1-11, respectively; Class I and Class ADV shares were first offered on 7-12-10. Investor shares and Institutional shares of Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) were first offered on 6-2-97. Returns shown prior to Class A and Class ADV shares' commencement dates are those of the predecessor fund's Investor shares. Returns shown prior to Class I shares' commencement date are those of the predecessor fund's Institutional shares. Returns shown prior to Class C, Class R2, Class R4, and Class R6 shares' commencement dates are those of the predecessor fund's Investor shares (prior to 7-12-10) and the fund's Class A shares (from 7-12-10), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       9

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2017	Ending value on 3-31-2018	Expenses paid during period ended 3-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,045.40	$5.61	1.10%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.54	1.10%
Class C	Actual expenses/actual returns	1,000.00	1,041.40	9.42	1.85%
	Hypothetical example for comparison purposes	1,000.00	1,015.70	9.30	1.85%
Class I	Actual expenses/actual returns	1,000.00	1,047.10	4.34	0.85%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.28	0.85%
Class R2	Actual expenses/actual returns	1,000.00	1,045.10	6.37	1.25%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.29	1.25%
Class R4	Actual expenses/actual returns	1,000.00	1,046.00	5.15	1.01%
	Hypothetical example for comparison purposes	1,000.00	1,019.90	5.09	1.01%
Class R6	Actual expenses/actual returns	1,000.00	1,047.10	3.88	0.76%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	3.83	0.76%
Class ADV	Actual expenses/actual returns	1,000.00	1,045.50	5.61	1.10%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.54	1.10%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       10

Fund’s investments
AS OF 3-31-18
	Shares	Value
Common stocks 97.6%		$14,316,443,460
(Cost $10,902,343,859)
Consumer discretionary 3.9%		573,323,070
Auto components 1.7%
BorgWarner, Inc.	2,720,486	136,650,012
Lear Corp.	292,596	54,449,190
Tenneco, Inc.	974,000	53,443,380
Automobiles 0.3%
Fiat Chrysler Automobiles NV	2,113,165	43,362,147
Household durables 0.4%
PulteGroup, Inc.	2,212,035	65,232,912
Internet and direct marketing retail 0.5%
Expedia Group, Inc.	597,255	65,942,925
Leisure products 0.6%
Hasbro, Inc.	1,079,755	91,023,347
Media 0.4%
CBS Corp., Class B	667,811	34,318,807
Omnicom Group, Inc.	397,693	28,900,350
Consumer staples 0.8%		119,808,314
Beverages 0.5%
Coca-Cola European Partners PLC	1,619,131	67,452,997
Food products 0.3%
Nomad Foods, Ltd. (A)	3,326,259	52,355,317
Energy 7.6%		1,117,551,746
Energy equipment and services 0.2%
Superior Energy Services, Inc. (A)	3,521,863	29,689,305
Oil, gas and consumable fuels 7.4%
Anadarko Petroleum Corp.	2,929,119	176,948,079
Andeavor	1,641,437	165,062,905
Cimarex Energy Company	390,756	36,535,686
Diamondback Energy, Inc. (A)	994,730	125,853,240
Energen Corp. (A)	1,666,832	104,777,060
Enerplus Corp.	2,867,983	32,293,489
EQT Corp.	3,210,675	152,539,169
Jagged Peak Energy, Inc. (A)	300,535	4,246,560
Marathon Petroleum Corp.	1,442,392	105,453,279
Parsley Energy, Inc., Class A (A)	2,342,341	67,904,466
Pioneer Natural Resources Company	676,729	116,248,508
Financials 24.8%		3,629,954,735
Banks 6.8%
East West Bancorp, Inc.	3,273,499	204,724,627
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	11

	Shares	Value
Financials (continued)
Banks (continued)
Fifth Third Bancorp	6,069,053	$192,692,433
Huntington Bancshares, Inc.	13,596,554	205,307,965
KeyCorp	4,190,728	81,928,732
Regions Financial Corp.	6,702,744	124,536,984
SunTrust Banks, Inc.	2,754,529	187,418,153
Capital markets 4.5%
E*TRADE Financial Corp. (A)	1,984,245	109,947,015
Moody's Corp.	467,873	75,467,915
Raymond James Financial, Inc.	2,569,674	229,754,552
State Street Corp.	967,526	96,491,368
TD Ameritrade Holding Corp.	2,510,955	148,723,865
Consumer finance 3.7%
Discover Financial Services	3,571,715	256,913,460
Navient Corp.	4,983,049	65,377,603
SLM Corp. (A)	9,078,395	101,768,808
Synchrony Financial	3,399,195	113,975,008
Insurance 9.4%
Alleghany Corp.	360,987	221,804,852
Aon PLC	1,021,210	143,306,399
Everest Re Group, Ltd.	486,783	125,015,610
Loews Corp.	2,803,427	139,414,425
Marsh & McLennan Companies, Inc.	959,554	79,249,565
Reinsurance Group of America, Inc.	1,371,369	211,190,826
The Allstate Corp.	1,558,236	147,720,773
Torchmark Corp.	525,500	44,231,335
Unum Group	932,082	44,376,424
W.R. Berkley Corp.	1,694,842	123,215,013
XL Group, Ltd.	1,881,484	103,970,806
Thrifts and mortgage finance 0.4%
Essent Group, Ltd. (A)	672,898	28,638,539
Radian Group, Inc.	1,197,042	22,791,680
Health care 6.0%		888,103,013
Health care equipment and supplies 0.8%
Boston Scientific Corp. (A)	2,719,596	74,299,363
Zimmer Biomet Holdings, Inc.	379,872	41,421,243
Health care providers and services 4.2%
Cardinal Health, Inc.	1,807,796	113,312,653
DaVita, Inc. (A)	1,352,716	89,198,093
Laboratory Corp. of America Holdings (A)	1,179,030	190,708,103
McKesson Corp.	1,113,697	156,886,496
Universal Health Services, Inc., Class B	549,604	65,078,610
Life sciences tools and services 0.8%
Bruker Corp.	865,196	25,886,664
12	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Life sciences tools and services (continued)
ICON PLC (A)	784,164	$92,641,135
Pharmaceuticals 0.2%
Jazz Pharmaceuticals PLC (A)	256,114	38,670,653
Industrials 19.8%		2,908,082,417
Aerospace and defense 5.3%
Arconic, Inc.	2,987,980	68,843,059
Curtiss-Wright Corp.	823,554	111,237,439
Harris Corp.	1,440,590	232,338,355
Huntington Ingalls Industries, Inc.	285,329	73,546,403
L3 Technologies, Inc.	330,857	68,818,256
Spirit AeroSystems Holdings, Inc., Class A	1,276,273	106,824,050
Textron, Inc.	1,861,371	109,765,048
Airlines 1.9%
American Airlines Group, Inc.	1,098,442	57,075,046
Delta Air Lines, Inc.	1,399,523	76,707,856
Southwest Airlines Company	1,921,188	110,045,649
United Continental Holdings, Inc. (A)	540,019	37,515,120
Building products 1.1%
Masco Corp.	4,195,729	169,675,281
Construction and engineering 0.8%
Fluor Corp.	1,211,690	69,332,902
MasTec, Inc. (A)	976,972	45,966,533
Electrical equipment 2.9%
AMETEK, Inc.	2,500,325	189,949,690
Eaton Corp. PLC	1,408,598	112,561,066
EnerSys	1,002,088	69,514,845
Hubbell, Inc.	399,152	48,608,731
Machinery 4.2%
Cummins, Inc.	442,455	71,717,531
Dover Corp.	1,081,695	106,244,083
Ingersoll-Rand PLC	509,127	43,535,450
PACCAR, Inc.	766,850	50,742,465
Parker-Hannifin Corp.	741,464	126,812,588
Stanley Black & Decker, Inc.	464,921	71,225,897
The Timken Company	1,264,092	57,642,595
WABCO Holdings, Inc. (A)	656,379	87,869,457
Professional services 2.6%
ManpowerGroup, Inc.	1,260,867	145,125,792
Nielsen Holdings PLC	834,593	26,531,711
Robert Half International, Inc.	2,487,434	143,997,554
The Dun & Bradstreet Corp.	612,838	71,702,046
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	13

	Shares	Value
Industrials (continued)
Trading companies and distributors 1.0%
Air Lease Corp.	1,734,594	$73,928,396
WESCO International, Inc. (A)	1,171,338	72,681,523
Information technology 16.5%		2,417,699,211
Electronic equipment, instruments and components 3.4%
Arrow Electronics, Inc. (A)	1,442,765	111,121,760
Avnet, Inc.	1,505,135	62,854,438
Belden, Inc.	839,702	57,889,056
Flex, Ltd. (A)	4,938,080	80,638,838
TE Connectivity, Ltd.	1,912,413	191,050,059
Internet software and services 1.5%
eBay, Inc. (A)	2,515,160	101,210,038
InterActiveCorp (A)	551,292	86,211,043
NetEase, Inc., ADR	117,929	33,066,112
IT services 6.2%
Alliance Data Systems Corp.	306,959	65,339,293
Amdocs, Ltd.	3,166,388	211,261,407
Cognizant Technology Solutions Corp., Class A	547,246	44,053,303
DXC Technology Company	1,967,114	197,753,970
Fidelity National Information Services, Inc.	2,338,723	225,219,025
Leidos Holdings, Inc.	1,458,094	95,359,348
The Western Union Company	3,204,179	61,616,362
Semiconductors and semiconductor equipment 2.6%
KLA-Tencor Corp.	747,187	81,450,855
Marvell Technology Group, Ltd. (B)	3,915,638	82,228,398
Microsemi Corp. (A)	744,007	48,152,133
ON Semiconductor Corp. (A)	2,319,539	56,735,924
Qorvo, Inc. (A)	570,732	40,208,069
Skyworks Solutions, Inc.	468,910	47,012,917
Versum Materials, Inc.	760,501	28,617,653
Software 0.5%
Activision Blizzard, Inc.	1,166,698	78,705,447
Technology hardware, storage and peripherals 2.3%
HP, Inc.	4,958,885	108,698,759
NetApp, Inc.	1,764,340	108,842,135
Western Digital Corp.	468,947	43,269,740
Xerox Corp.	2,402,124	69,133,129
Materials 5.5%		804,006,204
Chemicals 1.3%
FMC Corp.	722,726	55,339,130
Nutrien, Ltd.	1,503,383	71,049,881
Valvoline, Inc.	2,917,940	64,574,012
14	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Construction materials 0.3%
Cemex SAB de CV, ADR (A)	6,278,247	$41,561,995
Containers and packaging 2.6%
Berry Global Group, Inc. (A)	1,850,660	101,434,675
Crown Holdings, Inc. (A)	1,388,120	70,447,090
Graphic Packaging Holding Company	7,602,784	116,702,734
WestRock Company	1,367,253	87,736,625
Metals and mining 1.3%
Steel Dynamics, Inc.	4,413,389	195,160,062
Real estate 6.4%		933,161,046
Equity real estate investment trusts 6.4%
American Homes 4 Rent, Class A	2,379,359	47,777,529
Boston Properties, Inc.	1,401,285	172,666,338
DCT Industrial Trust, Inc.	1,209,549	68,145,991
Douglas Emmett, Inc.	2,887,356	106,139,207
Duke Realty Corp.	4,411,832	116,825,311
Equity Residential	1,662,848	102,464,694
Kilroy Realty Corp.	671,385	47,641,480
Regency Centers Corp.	2,041,337	120,398,056
SL Green Realty Corp.	1,560,492	151,102,440
Utilities 6.3%		924,753,704
Electric utilities 5.5%
Alliant Energy Corp.	3,500,823	143,043,628
Edison International	1,330,606	84,706,378
Entergy Corp.	1,362,363	107,326,957
Great Plains Energy, Inc.	2,058,307	65,433,580
PG&E Corp.	1,047,639	46,022,781
Pinnacle West Capital Corp.	2,395,892	191,192,182
Xcel Energy, Inc.	3,854,539	175,304,434
Multi-utilities 0.8%
DTE Energy Company	1,070,151	111,723,764

	Yield (%)	Shares	Value
Securities lending collateral 0.1%			$6,157,200
(Cost $6,157,200)
John Hancock Collateral Trust (C)	1.8276(D)	615,609	6,157,200
Short-term investments 2.7%			$401,484,411
(Cost $401,484,411)
Money market funds 2.7%			401,484,411
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.5812(D)	401,484,411	401,484,411

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	15

Total investments (Cost $11,309,985,470) 100.4%	$14,724,085,071
Other assets and liabilities, net (0.4%)	(65,294,544)
Total net assets 100.0%	$14,658,790,527

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 3-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-18.
At 3-31-18, the aggregate cost of investments for federal income tax purposes was $11,370,442,204. Net unrealized appreciation aggregated to $3,353,642,867, of which $3,577,161,462 related to gross unrealized appreciation and $223,518,595 related to gross unrealized depreciation.
16	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-18

Assets
Unaffiliated investments, at value (Cost $11,303,828,270) including $6,016,464 of securities loaned	$14,717,927,871
Affiliated investments, at value (Cost $6,157,200)	6,157,200
Total investments, at value (Cost $11,309,985,470)	14,724,085,071
Cash	2,199,870
Receivable for investments sold	152,594,702
Receivable for fund shares sold	27,771,138
Dividends and interest receivable	22,761,897
Receivable for securities lending income	1,286
Other receivables and prepaid expenses	629,754
Total assets	14,930,043,718
Liabilities
Payable for investments purchased	244,812,314
Payable for fund shares repurchased	16,727,572
Payable upon return of securities loaned	6,157,200
Payable to affiliates
Accounting and legal services fees	801,011
Transfer agent fees	1,138,553
Distribution and service fees	48,326
Trustees' fees	7,511
Other liabilities and accrued expenses	1,560,704
Total liabilities	271,253,191
Net assets	$14,658,790,527
Net assets consist of
Paid-in capital	$10,449,647,596
Undistributed net investment income	20,012,522
Accumulated net realized gain (loss) on investments and foreign currency	775,030,802
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,414,099,607
Net assets	$14,658,790,527

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,547,343,078 ÷ 69,231,381 shares)[1]	$22.35
Class C ($278,170,742 ÷ 12,407,605 shares)[1]	$22.42
Class I ($9,798,592,113 ÷ 422,038,198 shares)	$23.22
Class R2 ($187,513,528 ÷ 8,105,034 shares)	$23.14
Class R4 ($97,357,951 ÷ 4,197,034 shares)	$23.20
Class R6 ($2,747,701,977 ÷ 118,381,775 shares)	$23.21
Class ADV ($2,111,138 ÷ 94,673 shares)	$22.30
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$23.53

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       18

STATEMENT OF OPERATIONS   For the year ended 3-31-18

Investment income
Dividends	$202,837,124
Interest	2,704,914
Securities lending	810,734
Less foreign taxes withheld	(97,473)
Total investment income	206,255,299
Expenses
Investment management fees	102,066,312
Distribution and service fees	8,846,692
Accounting and legal services fees	2,312,180
Transfer agent fees	13,128,660
Trustees' fees	227,775
State registration fees	366,450
Printing and postage	831,055
Professional fees	239,930
Custodian fees	1,806,987
Other	269,998
Total expenses	130,096,039
Less expense reductions	(1,294,216)
Net expenses	128,801,823
Net investment income	77,453,476
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,350,814,416
Affiliated investments	11,821
Capital gain distributions received from unaffiliated investments	289
1,350,826,526
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(11,855,567)
Affiliated investments	49
(11,855,518)
Net realized and unrealized gain	1,338,971,008
Increase in net assets from operations	$1,416,424,484

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-18	Year ended 3-31-17
Increase (decrease) in net assets
From operations
Net investment income	$77,453,476	$86,381,089
Net realized gain	1,350,826,526	620,489,354
Change in net unrealized appreciation (depreciation)	(11,855,518)	1,617,195,574
Increase in net assets resulting from operations	1,416,424,484	2,324,066,017
Distributions to shareholders
From net investment income
Class A	(4,461,222)	(15,701,779)
Class I	(48,973,205)	(77,837,376)
Class R2	(250,599)	(1,161,617)
Class R4	(354,995)	(658,127)
Class R6	(15,013,808)	(15,527,072)
Class ADV	(5,803)	(13,997)
From net realized gain
Class A	(97,539,583)	(45,260,409)
Class C	(17,063,920)	(6,373,935)
Class I	(559,171,001)	(163,576,275)
Class R2	(11,603,133)	(4,147,662)
Class R4	(5,741,382)	(1,647,589)
Class R6	(147,101,314)	(29,927,014)
Class ADV	(126,872)	(40,346)
Total distributions	(907,406,837)	(361,873,198)
From fund share transactions	143,075,583	550,891,365
Total increase	652,093,230	2,513,084,184
Net assets
Beginning of year	14,006,697,297	11,493,613,113
End of year	$14,658,790,527	$14,006,697,297
Undistributed net investment income	$20,012,522	$11,619,265

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       20

Financial highlights

Class A Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.61	$18.49	$20.19	$18.23	$14.51
Net investment income[1]	0.07	0.10	0.13	0.05	0.05
Net realized and unrealized gain (loss) on investments	2.11	3.57	(0.63)	2.42	4.03
Total from investment operations	2.18	3.67	(0.50)	2.47	4.08
Less distributions
From net investment income	(0.06)	(0.14)	(0.07)	(0.06)	(0.04)
From net realized gain	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	(1.44)	(0.55)	(1.20)	(0.51)	(0.36)
Net asset value, end of period	$22.35	$21.61	$18.49	$20.19	$18.23
Total return (%)[2,3]	10.15	19.96	(2.59)	13.78	28.30
Ratios and supplemental data
Net assets, end of period (in millions)	$1,547	$2,088	$1,971	$2,148	$3,086
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.12	1.13	1.13	1.18
Expenses including reductions	1.10	1.12	1.12	1.13	1.17
Net investment income	0.30	0.48	0.70	0.28	0.32
Portfolio turnover (%)	53	50	47	35	39

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       21

Class C Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.77	$18.65	$20.43	$18.53	$14.82
Net investment loss[1]	(0.10)	(0.05)	(0.01)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	2.13	3.58	(0.64)	2.43	4.10
Total from investment operations	2.03	3.53	(0.65)	2.35	4.03
Less distributions
From net realized gain	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Net asset value, end of period	$22.42	$21.77	$18.65	$20.43	$18.53
Total return (%)[2,3]	9.35	18.99	(3.27)	12.90	27.32
Ratios and supplemental data
Net assets, end of period (in millions)	$278	$319	$329	$366	$329
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.87	1.88	1.89	1.94
Expenses including reductions	1.85	1.87	1.87	1.88	1.93
Net investment loss	(0.43)	(0.27)	(0.06)	(0.42)	(0.43)
Portfolio turnover (%)	53	50	47	35	39

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       22

Class I Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$22.39	$19.14	$20.86	$18.81	$14.95
Net investment income[1]	0.14	0.16	0.20	0.12	0.10
Net realized and unrealized gain (loss) on investments	2.19	3.69	(0.67)	2.49	4.16
Total from investment operations	2.33	3.85	(0.47)	2.61	4.26
Less distributions
From net investment income	(0.12)	(0.19)	(0.12)	(0.11)	(0.08)
From net realized gain	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	(1.50)	(0.60)	(1.25)	(0.56)	(0.40)
Net asset value, end of period	$23.22	$22.39	$19.14	$20.86	$18.81
Total return (%)[2]	10.46	20.25	(2.35)	14.13	28.67
Ratios and supplemental data
Net assets, end of period (in millions)	$9,799	$9,512	$7,802	$7,116	$4,168
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.86	0.87	0.87	0.89
Expenses including reductions	0.85	0.86	0.86	0.86	0.89
Net investment income	0.58	0.75	0.99	0.63	0.59
Portfolio turnover (%)	53	50	47	35	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       23

Class R2 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$22.32	$19.09	$20.81	$18.77	$14.94
Net investment income[1]	0.04	0.07	0.11	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.19	3.68	(0.66)	2.48	4.14
Total from investment operations	2.23	3.75	(0.55)	2.52	4.18
Less distributions
From net investment income	(0.03)	(0.11)	(0.04)	(0.03)	(0.03)
From net realized gain	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	(1.41)	(0.52)	(1.17)	(0.48)	(0.35)
Net asset value, end of period	$23.14	$22.32	$19.09	$20.81	$18.77
Total return (%)[2]	10.03	19.76	(2.74)	13.66	28.15
Ratios and supplemental data
Net assets, end of period (in millions)	$188	$216	$234	$250	$205
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.27	1.27	1.29	1.28
Expenses including reductions	1.25	1.26	1.27	1.28	1.27
Net investment income	0.17	0.35	0.56	0.19	0.25
Portfolio turnover (%)	53	50	47	35	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       24

Class R4 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$22.38	$19.13	$20.85	$18.81	$15.63
Net investment income[2]	0.09	0.12	0.16	0.10	0.06
Net realized and unrealized gain (loss) on investments	2.20	3.70	(0.66)	2.47	3.49
Total from investment operations	2.29	3.82	(0.50)	2.57	3.55
Less distributions
From net investment income	(0.09)	(0.16)	(0.09)	(0.08)	(0.05)
From net realized gain	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	(1.47)	(0.57)	(1.22)	(0.53)	(0.37)
Net asset value, end of period	$23.20	$22.38	$19.13	$20.85	$18.81
Total return (%)[3]	10.26	20.09	(2.50)	13.93	22.85	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$97	$95	$104	$118	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.11	1.12	1.15	1.30	[5]
Expenses including reductions	1.01	1.00	1.02	1.04	1.14	[5]
Net investment income	0.42	0.60	0.81	0.49	0.44	[5]
Portfolio turnover (%)	53	50	47	35	39	[6]

[1]	The inception date for Class R4 shares is 7-2-13.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       25

Class R6 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$22.38	$19.13	$20.85	$18.81	$14.95
Net investment income[1]	0.17	0.18	0.22	0.14	0.12
Net realized and unrealized gain (loss) on investments	2.18	3.69	(0.67)	2.48	4.16
Total from investment operations	2.35	3.87	(0.45)	2.62	4.28
Less distributions
From net investment income	(0.14)	(0.21)	(0.14)	(0.13)	(0.10)
From net realized gain	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	(1.52)	(0.62)	(1.27)	(0.58)	(0.42)
Net asset value, end of period	$23.21	$22.38	$19.13	$20.85	$18.81
Total return (%)[2]	10.56	20.35	(2.25)	14.21	28.81
Ratios and supplemental data
Net assets, end of period (in millions)	$2,748	$1,774	$1,053	$807	$444
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.77	0.77	0.78	0.81
Expenses including reductions	0.76	0.76	0.76	0.77	0.80
Net investment income	0.71	0.86	1.13	0.73	0.71
Portfolio turnover (%)	53	50	47	35	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       26

Class ADV Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.56	$18.46	$20.15	$18.20	$14.49
Net investment income[1]	0.07	0.11	0.12	0.04	0.03
Net realized and unrealized gain (loss) on investments	2.11	3.54	(0.63)	2.40	4.03
Total from investment operations	2.18	3.65	(0.51)	2.44	4.06
Less distributions
From net investment income	(0.06)	(0.14)	(0.05)	(0.04)	(0.03)
From net realized gain	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	(1.44)	(0.55)	(1.18)	(0.49)	(0.35)
Net asset value, end of period	$22.30	$21.56	$18.46	$20.15	$18.20
Total return (%)[2]	10.17	19.88	(2.59)	13.67	28.19
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.13	1.42	3.12	3.46
Expenses net of fee waivers	1.10	1.12	1.16	1.25	1.25
Net investment income	0.32	0.55	0.63	0.21	0.19
Portfolio turnover (%)	53	50	47	35	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       27

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund into the fund. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Effective May 1, 2018, Class C shares convert to Class A shares ten years after purchase.

The fund is closed to new investors, subject to certain exceptions described in the fund's prospectus.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       28

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash as collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2018, the fund loaned common stocks valued at $6,016,464 and received $6,157,200 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

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Foreign taxes . The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended March 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended March 31, 2018 were $33,262.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2018 and 2017 was as follows:

	March 31, 2018	March 31, 2017
Ordinary Income	$84,356,038	$110,899,968
Long-Term Capital Gain	823,050,799	250,973,230
Total	$907,406,837	$361,873,198

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31,

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2018, the components of distributable earnings on a tax basis consisted of $66,386,778 of undistributed ordinary income and $789,113,280 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the year ended March 31, 2018, these expenses reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$148,230	Class R4	$8,271
Class C	24,663	Class R6	182,732
Class I	813,425	Class ADV	177
Class R2	17,087	Total	$1,194,585

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of waiver and reimbursements as described above, incurred for the year ended March 31, 2018 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 and Class ADV pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class ADV	0.25%	—
Class R2	0.25%	0.25%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $99,631 for Class R4 shares for the year ended March 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $433,658 for the year ended March 31, 2018. Of this amount, $55,274 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $376,753 was paid as sales commissions to broker-dealers and $1,631 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2018, CDSCs received by the Distributor amounted to $2,342 and $5,549 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended March 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$4,484,058	$1,995,183
Class C	2,977,664	330,738
Class I	—	10,481,452
Class R2	1,028,146	26,638
Class R4	351,493	12,820
Class R6	—	279,462
Class ADV	5,331	2,367
Total	$8,846,692	$13,128,660

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$33,275,320	1	1.250%	($1,155)
Lender	$38,200,000	1	1.480%	$1,570

Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2018 and 2017 were as follows:

		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	11,235,851	$250,783,397	32,092,415	$642,654,563
Distributions reinvested	3,987,112	88,792,985	2,643,041	55,239,558
Repurchased	(42,639,114)	(955,514,561)	(44,668,560)	(918,731,589)
Net decrease	(27,416,151)	($615,938,179)	(9,933,104)	($220,837,468)
Class C shares
Sold	468,051	$10,479,110	809,373	$16,578,524
Distributions reinvested	643,421	14,406,199	242,188	5,112,582
Repurchased	(3,339,879)	(74,955,162)	(4,064,785)	(83,233,975)
Net decrease	(2,228,407)	($50,069,853)	(3,013,224)	($61,542,869)
Class I shares
Sold	100,579,986	$2,335,529,208	122,616,811	$2,588,164,269
Distributions reinvested	22,467,686	519,452,895	9,584,442	207,407,334
Repurchased	(125,787,847)	(2,934,539,252)	(115,023,509)	(2,392,671,881)
Net increase (decrease)	(2,740,175)	($79,557,149)	17,177,744	$402,899,722

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		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	1,729,337	$40,010,051	2,485,001	$51,904,984
Distributions reinvested	415,562	9,582,855	198,101	4,278,977
Repurchased	(3,708,925)	(86,242,670)	(5,254,489)	(109,019,917)
Net decrease	(1,564,026)	($36,649,764)	(2,571,387)	($52,835,956)
Class R4 shares
Sold	1,094,641	$25,429,018	1,673,787	$35,547,065
Distributions reinvested	263,798	6,096,377	106,549	2,305,715
Repurchased	(1,425,921)	(33,310,046)	(2,955,894)	(59,446,028)
Net decrease	(67,482)	($1,784,651)	(1,175,558)	($21,593,248)
Class R6 shares
Sold	53,459,571	$1,263,250,283	36,871,080	$769,060,764
Distributions reinvested	6,815,858	157,514,495	2,031,233	43,935,568
Repurchased	(21,142,024)	(493,583,155)	(14,692,543)	(309,311,150)
Net increase	39,133,405	$927,181,623	24,209,770	$503,685,182
Class ADV shares
Sold	1,177	$25,991	71,637	$1,404,952
Distributions reinvested	5,971	132,675	2,605	54,343
Repurchased	(11,864)	(265,110)	(16,961)	(343,293)
Net increase (decrease)	(4,716)	($106,444)	57,281	$1,116,002
Total net increase	5,112,448	$143,075,583	24,751,522	$550,891,365

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $7,521,840,776 and $8,166,484,631, respectively, for the year ended March 31, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Mid Cap Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Disciplined Value Mid Cap Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 10, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $878,522,389 in capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	221
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	221
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	221

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	221

President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       39

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF444962	363A 3/18 5/18

John Hancock

Disciplined Value Fund

Annual report 3/31/18

A message to shareholders

Dear shareholder,

After an extended period of relative calm in equity markets around the world dating to early 2017, volatility returned in a meaningful way in the last few months of the reporting period. Stocks declined as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation, even if that inflation was rising from historically low levels. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
32	Notes to financial statements
40	Report of independent registered public accounting firm
41	Tax information
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares of John Hancock Disciplined Value Fund. Class A shares were first offered on 12-22-08. Returns shown prior to Class A shares' commencement date are those of the predecessor fund's Investor shares..

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Markets gained, but volatility rose late in the period

U.S. equities advanced to record levels for much of the 12-month period, but stumbled in the final two months on fears of inflation and geopolitical uncertainty.

The fund outperformed its benchmark

The fund beat its benchmark, the Russell 1000 Value Index, on the strength of positive stock selection and sector allocation results.

Value opportunities persisted in some sectors

Attractive opportunities in financial and information technology stocks aided the fund's relative performance.

SECTOR COMPOSITION AS OF 3/31/18 (%)

A note about risks

Value stocks may decline in price. Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments in a wider variety of sectors. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Mark E. Donovan, CFA, Boston Partners

Mark E. Donovan, CFA
Portfolio Manager
Boston Partners

Could you describe the market environment during the 12-month period ended March 31, 2018?

Through much of the period, the U.S. equity market rose steadily. This continued until the end of January, when market volatility rose substantially as a result of investor worries over higher inflation, more rapidly rising interest rates, and a heavy dose of geopolitical uncertainty.

These factors caused the market to fall into correction territory, when markets declined more than 10% from their recent peak. Volatility continued for the remainder of the period as investors worried about hostile trade rhetoric exchanged between the United States and China. The market also struggled with the idea that more government regulation could be on the horizon for the information technology sector.

The fund outperformed its benchmark, the Russell 1000 Value Index. What factors were most responsible for this result?

Strong stock selection and positive sector allocation contributed to the fund's outperformance. In particular, the fund experienced good results from stock picks in the energy, industrials, and information technology sectors, as well as from overweight positions in information technology and financials. Our decision to mostly avoid the real estate sector also aided results.

Which stocks were some of the largest contributors to relative results?

In the energy sector, a variety of companies were additive to returns. For example, the fund's exposure to Marathon Petroleum Corp. provided a boost to the fund's return, as the oil refiner posted strong business results during the period on the back of steadily climbing oil prices. The

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       4

"Strong stock selection and positive sector allocation contributed to the fund's outperformance."
stock of energy exploration and production company Diamondback Energy, Inc. also helped, as the company raised production and earnings estimates for 2018.

In the industrials sector, the fund's aerospace holdings performed well, as commercial orders continued to be strong and defense budgets appeared to be more solid. In addition, the stock of Royal Phillips NV, which provides electronic technologies with medical applications, performed well. We sold the fund's stake in the company before period end. Holdings in commercial airlines companies also performed well.

Among financials, banks such as Bank of America Corp., JPMorgan Chase & Co., and Regions Financial Corp. benefited from improved prospects for net interest margin expansion from rising interest rates, as well as increased capital return to shareholders from a more accommodating regulatory environment. Insurance holdings, including XL Group, Ltd. and Everest Re Group, Ltd., were also strong.

What are some examples of stocks that detracted from relative returns?

Some stocks in the healthcare sector weighed on returns. Shire PLC, the global pharmaceutical company, delivered a disappointing earnings report, and the company lowered its earnings

TOP 10 HOLDINGS AS OF 3/31/18 (%)

Bank of America Corp.	4.5
Berkshire Hathaway, Inc., Class B	4.4
JPMorgan Chase & Co.	4.0
Johnson & Johnson	3.9
Citigroup, Inc.	3.7
Cisco Systems, Inc.	3.2
Wells Fargo & Company	2.6
Chevron Corp.	2.6
Pfizer, Inc.	2.5
Royal Dutch Shell PLC, ADR, Class A	2.0
TOTAL	33.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       5

"We believe that markets will continue to respond favorably to robust company fundamentals and we continue to believe that attractive investment opportunities can be found in a variety of segments today."
projections for the quarter as its merger with rival Baxalta (not held) is taking longer to integrate than previously anticipated. Sanofi SA, another large pharmaceutical company, also underperformed, as its future growth is uncertain. We sold both positions by the end of the period.

In the consumer discretionary sector, the stock of Comcast Corp. underperformed on the surprising announcement of its attempted purchase of European satellite television and media company Sky PLC, which had previously agreed to be purchased by Twenty-First Century Fox, Inc. The stock declined as Comcast investors appeared skeptical that the merger would benefit the company. Neither Sky nor Fox was held by the fund.

How was the fund positioned at the end of the period?

We didn't institute many changes to the fund's positioning, although we added to exposure in industrials and financial stocks and we reduced exposure to consumer discretionary and information technology.

Looking ahead, we feel that higher volatility may continue in the near term. Nevertheless, expectations remain positive around the upcoming earnings season. We believe that markets will

COUNTRY COMPOSITION AS OF 3/31/18 (%)

United States	87.0
Switzerland	4.0
Bermuda	2.4
Netherlands	2.0
United Kingdom	1.9
Canada	1.7
Other countries	1.0
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       6

continue to respond favorably to robust company fundamentals, and we continue to believe that attractive investment opportunities can be found in a variety of segments today. As we pursue new opportunities, we'll continue to invest on a stock-by-stock basis, maintaining our focus on attractive valuations, sound fundamentals, and companies that we believe possess a catalyst for improvement.

MANAGED BY

Mark E. Donovan, CFA On the fund since 2008 and its predecessor since 1997 Investing since 1981
David J. Pyle, CFA On the fund since 2008 and its predecessor since 1997 Investing since 1995

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2018

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Class A1	6.80	10.06	8.73	—	61.50	131.03	—
Class B1	6.61	10.07	8.46	—	61.54	125.27	—
Class C1	10.58	10.35	8.48	—	63.65	125.78	—
Class I1,2	12.71	11.50	9.61	—	72.30	150.29	—
Class I2[1,2]	12.71	11.48	9.62	—	72.21	150.49	—
Class R1[1,2]	11.99	10.73	8.91	—	66.48	134.73	—
Class R2[1,2]	12.30	11.02	9.20	—	68.68	141.09	—
Class R3[1,2]	12.10	10.85	9.01	—	67.38	136.85	—
Class R4[1,2]	12.54	11.31	9.37	—	70.90	144.83	—
Class R5[1,2]	12.73	11.56	9.62	—	72.79	150.53	—
Class R6[1,2]	12.84	11.60	9.57	—	73.13	149.40	—
Class NAV[2,3]	12.85	11.62	—	14.28	73.23	—	225.44
Index 1†	6.95	10.78	7.78	—	66.86	111.44	—
Index 2†	13.99	13.31	9.49	—	86.75	147.71	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.07	1.82	1.82	0.81	0.81	1.47	1.22	1.37	1.07	0.77	0.72	0.70
Net (%)	1.07	1.82	1.82	0.81	0.81	1.47	1.22	1.37	0.97	0.77	0.72	0.70

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,4	3-31-08	22,527	22,527	21,144	24,771
Class C1,4	3-31-08	22,578	22,578	21,144	24,771
Class I1,2	3-31-08	25,029	25,029	21,144	24,771
Class I2[1,2]	3-31-08	25,049	25,049	21,144	24,771
Class R1[1,2]	3-31-08	23,473	23,473	21,144	24,771
Class R2[1,2]	3-31-08	24,109	24,109	21,144	24,771
Class R3[1,2]	3-31-08	23,685	23,685	21,144	24,771
Class R4[1,2]	3-31-08	24,483	24,483	21,144	24,771
Class R5[1,2]	3-31-08	25,053	25,053	21,144	24,771
Class R6[1,2]	3-31-08	24,940	24,940	21,144	24,771
Class NAV[2]	5-29-09	32,544	32,544	31,630	35,050

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class B, Class C, Class I, and Class I2 shares were first offered on 12-22-08; Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R1, Class R6, and Class R2 shares were first offered on 7-13-09, 9-1-11, and 3-1-12, respectively. Investor shares and Institutional shares of Robeco Boston Partners Large Cap Value Fund (the predecessor fund) were first offered on January 16, 1997 and January 2, 1997, respectively. Returns shown prior to Class A, Class B, and Class C shares' commencement date are those of the predecessor fund's Investor shares. Returns shown prior to Class I and Class I2 shares' commencement date are those of the predecessor fund's Institutional shares. Returns shown prior to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares' commencement dates are those of the predecessor fund's Investor shares (prior to 12-22-08) and the fund's Class A shares (from 12-22-08), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 5-29-09.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2017	Ending value on 3-31-2018	Expenses paid during period ended 3-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,048.80	$5.36	1.05%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.29	1.05%
Class B	Actual expenses/actual returns	1,000.00	1,045.40	9.18	1.80%
	Hypothetical example for comparison purposes	1,000.00	1,016.00	9.05	1.80%
Class C	Actual expenses/actual returns	1,000.00	1,044.80	9.18	1.80%
	Hypothetical example for comparison purposes	1,000.00	1,016.00	9.05	1.80%
Class I	Actual expenses/actual returns	1,000.00	1,050.30	4.09	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.03	0.80%
Class I2	Actual expenses/actual returns	1,000.00	1,050.30	4.09	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.03	0.80%
Class R1	Actual expenses/actual returns	1,000.00	1,047.00	7.40	1.45%
	Hypothetical example for comparison purposes	1,000.00	1,017.70	7.29	1.45%
Class R2	Actual expenses/actual returns	1,000.00	1,048.40	6.13	1.20%
	Hypothetical example for comparison purposes	1,000.00	1,018.90	6.04	1.20%
Class R3	Actual expenses/actual returns	1,000.00	1,047.50	6.79	1.33%
	Hypothetical example for comparison purposes	1,000.00	1,018.30	6.69	1.33%
Class R4	Actual expenses/actual returns	1,000.00	1,049.30	4.85	0.95%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.78	0.95%
Class R5	Actual expenses/actual returns	1,000.00	1,050.10	3.83	0.75%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.78	0.75%
Class R6	Actual expenses/actual returns	1,000.00	1,050.60	3.58	0.70%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.53	0.70%
Class NAV	Actual expenses/actual returns	1,000.00	1,050.80	3.53	0.69%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.48	0.69%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       11

Fund’s investments
AS OF 3-31-18
	Shares	Value
Common stocks 95.6%		$14,329,853,113
(Cost $11,363,526,597)
Consumer discretionary 5.6%		833,008,833
Auto components 1.1%
BorgWarner, Inc.	3,207,228	161,099,062
Automobiles 0.7%
Fiat Chrysler Automobiles NV (A)	4,871,662	99,966,504
Internet and direct marketing retail 0.6%
Booking Holdings, Inc. (B)	41,442	86,215,522
Media 1.8%
CBS Corp., Class B	1,189,471	61,126,915
Comcast Corp., Class A	5,779,014	197,468,908
Liberty Latin America, Ltd., Class C (B)	640,920	12,235,163
Specialty retail 1.4%
The Home Depot, Inc.	691,077	123,177,564
The TJX Companies, Inc.	1,124,561	91,719,195
Consumer staples 1.0%		152,913,533
Beverages 0.7%
Coca-Cola European Partners PLC	2,376,783	99,016,780
Food and staples retailing 0.3%
CVS Health Corp.	866,368	53,896,753
Energy 10.9%		1,636,658,360
Oil, gas and consumable fuels 10.9%
Andeavor	2,112,028	212,385,536
Chevron Corp.	3,437,330	391,993,113
ConocoPhillips	3,551,105	210,545,015
Diamondback Energy, Inc. (B)	1,318,596	166,828,766
Energen Corp. (B)	1,189,617	74,779,325
EQT Corp.	1,777,580	84,452,826
Marathon Petroleum Corp.	2,581,368	188,723,814
Royal Dutch Shell PLC, ADR, Class A	4,810,374	306,949,965
Financials 33.0%		4,948,928,721
Banks 17.3%
Bank of America Corp.	22,589,760	677,466,902
Citigroup, Inc.	8,131,216	548,857,080
JPMorgan Chase & Co.	5,505,945	605,488,772
KeyCorp	5,324,235	104,088,794
Lloyds Banking Group PLC, ADR (A)	24,132,201	89,771,788
Regions Financial Corp.	9,749,649	181,148,478
Wells Fargo & Company	7,500,550	393,103,826
12	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 2.1%
TD Ameritrade Holding Corp.	1,411,219	$83,586,501
The Goldman Sachs Group, Inc.	903,890	227,653,735
Consumer finance 3.8%
American Express Company	1,815,966	169,393,308
Capital One Financial Corp.	1,401,019	134,245,641
Discover Financial Services	2,458,955	176,872,633
Synchrony Financial	2,639,641	88,507,163
Diversified financial services 4.4%
Berkshire Hathaway, Inc., Class B (B)	3,311,110	660,500,223
Insurance 5.4%
American International Group, Inc.	45,240	2,461,961
Chubb, Ltd.	1,599,542	218,769,362
Everest Re Group, Ltd.	646,271	165,975,318
The Allstate Corp.	2,526,857	239,546,044
XL Group, Ltd.	3,284,314	181,491,192
Health care 13.6%		2,040,885,328
Biotechnology 1.3%
Gilead Sciences, Inc.	2,575,551	194,170,790
Health care providers and services 4.2%
Anthem, Inc.	657,837	144,526,789
Cardinal Health, Inc.	1,955,258	122,555,571
Cigna Corp.	905,087	151,819,293
Laboratory Corp. of America Holdings (B)	858,930	138,931,928
McKesson Corp.	16,399	2,310,127
UnitedHealth Group, Inc.	345,076	73,846,264
Pharmaceuticals 8.1%
Johnson & Johnson	4,520,213	579,265,296
Merck & Company, Inc.	4,750,817	258,777,002
Pfizer, Inc.	10,557,404	374,682,268
Industrials 9.5%		1,413,802,894
Aerospace and defense 4.7%
Arconic, Inc.	4,620,887	106,465,236
General Dynamics Corp.	510,891	112,855,822
L3 Technologies, Inc.	498,479	103,683,632
Raytheon Company	405,642	87,545,656
Spirit AeroSystems Holdings, Inc., Class A	1,084,597	90,780,769
United Technologies Corp.	1,660,416	208,913,541
Airlines 2.3%
Delta Air Lines, Inc.	3,546,666	194,392,763
Southwest Airlines Company	2,564,512	146,895,247
Electrical equipment 1.4%
ABB, Ltd., ADR (A)	2,934,824	69,672,722
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	13

	Shares	Value
Industrials (continued)
Electrical equipment (continued)
Eaton Corp. PLC	1,681,583	$134,375,298
Machinery 1.1%
Cummins, Inc.	976,138	158,222,208
Information technology 14.2%		2,129,796,280
Communications equipment 3.2%
Cisco Systems, Inc.	11,284,715	484,001,426
Electronic equipment, instruments and components 2.8%
Avnet, Inc.	1,109,309	46,324,744
Flex, Ltd. (B)	4,613,884	75,344,726
TE Connectivity, Ltd.	3,049,647	304,659,735
Internet software and services 1.4%
Alphabet, Inc., Class A (B)	74,938	77,721,197
eBay, Inc. (B)	3,193,894	128,522,295
IT services 1.5%
DXC Technology Company	2,217,830	222,958,450
Software 2.9%
Microsoft Corp.	1,352,264	123,421,135
Oracle Corp.	6,645,682	304,039,952
Technology hardware, storage and peripherals 2.4%
HP, Inc.	8,219,797	180,177,950
NetApp, Inc.	2,960,361	182,624,670
Materials 5.9%		888,359,789
Chemicals 2.5%
Celanese Corp., Series A	308,240	30,888,730
DowDuPont, Inc.	1,609,817	102,561,441
FMC Corp.	719,987	55,129,405
Methanex Corp. (A)	1,790,178	108,574,296
Nutrien, Ltd. (A)	1,629,628	77,016,219
Construction materials 1.0%
Cemex SAB de CV, ADR (B)	10,275,106	68,021,202
CRH PLC, ADR (A)	2,626,722	89,361,082
Containers and packaging 1.0%
WestRock Company	2,241,187	143,816,970
Metals and mining 1.4%
Barrick Gold Corp.	4,973,659	61,922,055
Steel Dynamics, Inc.	3,416,291	151,068,389
Real estate 0.2%		31,940,172
Equity real estate investment trusts 0.2%
Equity Residential	518,341	31,940,172
14	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Telecommunication services 1.1%		$162,657,688
Diversified telecommunication services 1.1%
AT&T, Inc.	4,562,628	162,657,688
Utilities 0.6%		90,901,515
Electric utilities 0.6%
Edison International	1,427,922	90,901,515
Exchange-traded funds 1.2%		$184,213,215
(Cost $190,323,252)
iShares Russell 1000 Value ETF	1,535,622	184,213,215

	Yield (%)	Shares	Value
Securities lending collateral 0.7%			$105,868,663
(Cost $105,879,454)
John Hancock Collateral Trust (C)	1.8276(D)	10,584,961	105,868,663
Short-term investments 2.9%			$437,589,435
(Cost $437,589,435)
Money market funds 2.9%			437,589,435
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.5812(D)	437,589,435	437,589,435

Total investments (Cost $12,097,318,738) 100.4%	$15,057,524,426
Other assets and liabilities, net (0.4%)	(58,083,267)
Total net assets 100.0%	$14,999,441,159

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 3-31-18.
(B)	Non-income producing security.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-18.
At 3-31-18, the aggregate cost of investments for federal income tax purposes was $12,152,460,929. Net unrealized appreciation aggregated to $2,905,063,497, of which $3,106,425,709 related to gross unrealized appreciation and $201,362,212 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-18

Assets
Unaffiliated investments, at value (Cost $11,991,439,284) including $103,475,153 of securities loaned	$14,951,655,763
Affiliated investments, at value (Cost $105,879,454)	105,868,663
Total investments, at value (Cost $12,097,318,738)	15,057,524,426
Cash	2,662,177
Receivable for investments sold	68,216,555
Receivable for fund shares sold	26,428,990
Dividends and interest receivable	13,945,563
Receivable for securities lending income	52,474
Other receivables and prepaid expenses	678,740
Total assets	15,169,508,925
Liabilities
Payable for investments purchased	44,895,641
Payable for fund shares repurchased	15,884,724
Payable upon return of securities loaned	105,912,583
Payable to affiliates
Accounting and legal services fees	834,770
Transfer agent fees	877,478
Distribution and service fees	64,836
Trustees' fees	7,886
Other liabilities and accrued expenses	1,589,848
Total liabilities	170,067,766
Net assets	$14,999,441,159
Net assets consist of
Paid-in capital	$11,439,740,237
Undistributed net investment income	43,143,711
Accumulated net realized gain (loss) on investments	556,351,523
Net unrealized appreciation (depreciation) on investments	2,960,205,688
Net assets	$14,999,441,159

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,289,115,060 ÷ 58,299,109 shares)[1]	$22.11
Class B ($9,475,993 ÷ 456,346 shares)[1]	$20.76
Class C ($275,392,878 ÷ 13,224,948 shares)[1]	$20.82
Class I ($6,987,522,053 ÷ 325,738,931 shares)	$21.45
Class I2 ($54,243,229 ÷ 2,528,642 shares)	$21.45
Class R1 ($21,214,133 ÷ 990,865 shares)	$21.41
Class R2 ($134,889,081 ÷ 6,295,553 shares)	$21.43
Class R3 ($16,486,529 ÷ 770,150 shares)	$21.41
Class R4 ($230,617,578 ÷ 10,749,213 shares)	$21.45
Class R5 ($197,590,036 ÷ 9,197,012 shares)	$21.48
Class R6 ($4,564,078,548 ÷ 212,469,509 shares)	$21.48
Class NAV ($1,218,816,041 ÷ 56,724,254 shares)	$21.49
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$23.27

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       17

STATEMENT OF OPERATIONS   For the year ended 3-31-18

Investment income
Dividends	$288,434,871
Interest	2,672,119
Securities lending	958,690
Less foreign taxes withheld	(2,498,173)
Total investment income	289,567,507
Expenses
Investment management fees	96,960,162
Distribution and service fees	8,447,504
Accounting and legal services fees	2,391,561
Transfer agent fees	10,266,988
Trustees' fees	229,660
State registration fees	364,009
Printing and postage	788,353
Professional fees	222,923
Custodian fees	1,869,713
Other	281,526
Total expenses	121,822,399
Less expense reductions	(1,600,782)
Net expenses	120,221,617
Net investment income	169,345,890
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,210,989,132
Affiliated investments	(30,736)
Capital gain distributions received from unaffiliated investments	456
1,210,958,852
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	371,950,917
Affiliated investments	(10,782)
371,940,135
Net realized and unrealized gain	1,582,898,987
Increase in net assets from operations	$1,752,244,877

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-18	Year ended 3-31-17
Increase (decrease) in net assets
From operations
Net investment income	$169,345,890	$157,539,153
Net realized gain	1,210,958,852	360,396,775
Change in net unrealized appreciation (depreciation)	371,940,135	1,846,118,027
Increase in net assets resulting from operations	1,752,244,877	2,364,053,955
Distributions to shareholders
From net investment income
Class A	(10,489,229)	(16,450,212)
Class B	(12,417)	(39,753)
Class C	(330,820)	(887,691)
Class I	(72,170,802)	(92,487,888)
Class I2	(617,693)	(621,376)
Class R1	(101,408)	(164,299)
Class R2	(929,710)	(1,181,963)
Class R3	(87,705)	(180,430)
Class R4	(2,085,673)	(3,068,524)
Class R5	(2,319,657)	(3,917,043)
Class R6	(51,259,792)	(35,963,782)
Class NAV	(14,229,834)	(13,573,944)
From net realized gain
Class A	(58,300,473)	—
Class B	(490,339)	—
Class C	(13,067,228)	—
Class I	(309,060,194)	—
Class I2	(2,645,177)	—
Class R1	(1,040,482)	—
Class R2	(6,239,501)	—
Class R3	(742,753)	—
Class R4	(10,400,536)	—
Class R5	(9,594,792)	—
Class R6	(203,358,352)	—
Class NAV	(55,543,200)	—
Total distributions	(825,117,767)	(168,536,905)
From fund share transactions	(268,015,446)	(841,850,128)
Total increase	659,111,664	1,353,666,922
Net assets
Beginning of year	14,340,329,495	12,986,662,573
End of year	$14,999,441,159	$14,340,329,495
Undistributed net investment income	$43,143,711	$27,495,582

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       19

Financial highlights

Class A Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.71	$17.64	$19.44	$18.94	$15.94
Net investment income[1]	0.20	0.18	0.16	0.20	0.12
Net realized and unrealized gain (loss) on investments	2.39	3.08	(1.18)	1.19	3.85
Total from investment operations	2.59	3.26	(1.02)	1.39	3.97
Less distributions
From net investment income	(0.18)	(0.19)	(0.19)	(0.10)	(0.09)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.19)	(0.19)	(0.78)	(0.89)	(0.97)
Net asset value, end of period	$22.11	$20.71	$17.64	$19.44	$18.94
Total return (%)[2,3]	12.42	18.50	(5.29)	7.53	25.30
Ratios and supplemental data
Net assets, end of period (in millions)	$1,289	$1,449	$2,375	$2,705	$2,702
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.07	1.08	1.08	1.12
Expenses including reductions	1.05	1.06	1.07	1.08	1.11
Net investment income	0.92	0.96	0.87	1.04	0.68
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       20

Class B Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$19.52	$16.64	$18.38	$18.00	$15.24
Net investment income (loss)[1]	0.03	0.03	0.02	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	2.24	2.91	(1.12)	1.13	3.67
Total from investment operations	2.27	2.94	(1.10)	1.17	3.64
Less distributions
From net investment income	(0.02)	(0.06)	(0.05)	—	—
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.03)	(0.06)	(0.64)	(0.79)	(0.88)
Net asset value, end of period	$20.76	$19.52	$16.64	$18.38	$18.00
Total return (%)[2,3]	11.61	17.66	(6.02)	6.68	24.21
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$13	$14	$19	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.82	1.85	1.91	1.96
Expenses including reductions	1.80	1.81	1.84	1.90	1.96
Net investment income (loss)	0.16	0.18	0.09	0.20	(0.17)
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       21

Class C Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$19.57	$16.69	$18.43	$18.03	$15.26
Net investment income (loss)[1]	0.03	0.03	0.02	0.07	(0.02)
Net realized and unrealized gain (loss) on investments	2.25	2.91	(1.12)	1.12	3.67
Total from investment operations	2.28	2.94	(1.10)	1.19	3.65
Less distributions
From net investment income	(0.02)	(0.06)	(0.05)	—	—
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.03)	(0.06)	(0.64)	(0.79)	(0.88)
Net asset value, end of period	$20.82	$19.57	$16.69	$18.43	$18.03
Total return (%)[2,3]	11.58	17.61	(6.00)	6.78	24.25
Ratios and supplemental data
Net assets, end of period (in millions)	$275	$293	$309	$302	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.82	1.83	1.84	1.88
Expenses including reductions	1.80	1.81	1.82	1.83	1.88
Net investment income (loss)	0.16	0.18	0.12	0.35	(0.09)
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       22

Class I Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.12	$17.14	$18.91	$18.44	$15.54
Net investment income[1]	0.25	0.22	0.20	0.25	0.17
Net realized and unrealized gain (loss) on investments	2.32	3.00	(1.14)	1.16	3.75
Total from investment operations	2.57	3.22	(0.94)	1.41	3.92
Less distributions
From net investment income	(0.23)	(0.24)	(0.24)	(0.15)	(0.14)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.24)	(0.24)	(0.83)	(0.94)	(1.02)
Net asset value, end of period	$21.45	$20.12	$17.14	$18.91	$18.44
Total return (%)[2]	12.71	18.80	(5.02)	7.86	25.61
Ratios and supplemental data
Net assets, end of period (in millions)	$6,988	$7,540	$6,730	$7,026	$3,671
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.81	0.81	0.81	0.83
Expenses including reductions	0.80	0.80	0.80	0.81	0.83
Net investment income	1.17	1.18	1.13	1.34	0.96
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       23

Class I2 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.12	$17.14	$18.92	$18.45	$15.55
Net investment income[1]	0.25	0.22	0.20	0.24	0.17
Net realized and unrealized gain (loss) on investments	2.32	3.00	(1.15)	1.17	3.75
Total from investment operations	2.57	3.22	(0.95)	1.41	3.92
Less distributions
From net investment income	(0.23)	(0.24)	(0.24)	(0.15)	(0.14)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.24)	(0.24)	(0.83)	(0.94)	(1.02)
Net asset value, end of period	$21.45	$20.12	$17.14	$18.92	$18.45
Total return (%)[2]	12.71	18.80	(5.07)	7.85	25.63
Ratios and supplemental data
Net assets, end of period (in millions)	$54	$54	$49	$89	$75
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.81	0.82	0.84	0.87
Expenses including reductions	0.80	0.80	0.81	0.83	0.85
Net investment income	1.16	1.18	1.11	1.28	0.96
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       24

Class R1 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.09	$17.13	$18.90	$18.43	$15.54
Net investment income[1]	0.11	0.10	0.09	0.12	0.04
Net realized and unrealized gain (loss) on investments	2.32	2.98	(1.15)	1.15	3.75
Total from investment operations	2.43	3.08	(1.06)	1.27	3.79
Less distributions
From net investment income	(0.10)	(0.12)	(0.12)	(0.01)	(0.02)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.11)	(0.12)	(0.71)	(0.80)	(0.90)
Net asset value, end of period	$21.41	$20.09	$17.13	$18.90	$18.43
Total return (%)[2]	11.99	18.00	(5.66)	7.09	24.69
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$27	$26	$22	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.47	1.48	1.54	1.67
Expenses including reductions	1.45	1.46	1.47	1.53	1.57
Net investment income	0.52	0.53	0.48	0.63	0.22
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       25

Class R2 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.10	$17.13	$18.90	$18.44	$15.55
Net investment income[1]	0.16	0.14	0.13	0.19	0.08
Net realized and unrealized gain (loss) on investments	2.33	2.99	(1.14)	1.14	3.75
Total from investment operations	2.49	3.13	(1.01)	1.33	3.83
Less distributions
From net investment income	(0.15)	(0.16)	(0.17)	(0.08)	(0.06)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.16)	(0.16)	(0.76)	(0.87)	(0.94)
Net asset value, end of period	$21.43	$20.10	$17.13	$18.90	$18.44
Total return (%)[2]	12.30	18.32	(5.42)	7.39	24.98
Ratios and supplemental data
Net assets, end of period (in millions)	$135	$135	$136	$120	$38
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.21	1.22	1.25	1.33
Expenses including reductions	1.20	1.21	1.21	1.24	1.32
Net investment income	0.76	0.78	0.74	0.99	0.45
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       26

Class R3 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.09	$17.12	$18.89	$18.43	$15.54
Net investment income[1]	0.13	0.12	0.10	0.14	0.06
Net realized and unrealized gain (loss) on investments	2.32	2.99	(1.14)	1.15	3.74
Total from investment operations	2.45	3.11	(1.04)	1.29	3.80
Less distributions
From net investment income	(0.12)	(0.14)	(0.14)	(0.04)	(0.03)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.13)	(0.14)	(0.73)	(0.83)	(0.91)
Net asset value, end of period	$21.41	$20.09	$17.12	$18.89	$18.43
Total return (%)[2]	12.10	18.17	(5.57)	7.20	24.81
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$22	$30	$28	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.36	1.37	1.43	1.57
Expenses including reductions	1.34	1.35	1.37	1.42	1.47
Net investment income	0.63	0.66	0.57	0.73	0.35
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       27

Class R4 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.12	$17.14	$18.92	$18.45	$15.54
Net investment income[1]	0.22	0.19	0.18	0.25	0.13
Net realized and unrealized gain (loss) on investments	2.32	3.00	(1.16)	1.12	3.76
Total from investment operations	2.54	3.19	(0.98)	1.37	3.89
Less distributions
From net investment income	(0.20)	(0.21)	(0.21)	(0.11)	(0.10)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.21)	(0.21)	(0.80)	(0.90)	(0.98)
Net asset value, end of period	$21.45	$20.12	$17.14	$18.92	$18.45
Total return (%)[2]	12.54	18.63	(5.22)	7.67	25.44
Ratios and supplemental data
Net assets, end of period (in millions)	$231	$286	$268	$228	$75
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.07	1.06	1.08	1.11
Expenses including reductions	0.95	0.96	0.96	0.97	1.01
Net investment income	1.02	1.03	1.00	1.31	0.75
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       28

Class R5 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.15	$17.16	$18.94	$18.47	$15.57
Net investment income[1]	0.26	0.23	0.21	0.24	0.18
Net realized and unrealized gain (loss) on investments	2.32	3.00	(1.15)	1.19	3.76
Total from investment operations	2.58	3.23	(0.94)	1.43	3.94
Less distributions
From net investment income	(0.24)	(0.24)	(0.25)	(0.17)	(0.16)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.25)	(0.24)	(0.84)	(0.96)	(1.04)
Net asset value, end of period	$21.48	$20.15	$17.16	$18.94	$18.47
Total return (%)[2]	12.73	18.88	(5.02)	7.98	25.71
Ratios and supplemental data
Net assets, end of period (in millions)	$198	$200	$275	$376	$591
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.76	0.77	0.73	0.74
Expenses including reductions	0.75	0.75	0.76	0.72	0.73
Net investment income	1.22	1.27	1.16	1.27	1.05
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       29

Class R6 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.14	$17.16	$18.94	$18.47	$15.57
Net investment income[1]	0.27	0.24	0.23	0.31	0.19
Net realized and unrealized gain (loss) on investments	2.33	3.00	(1.15)	1.12	3.75
Total from investment operations	2.60	3.24	(0.92)	1.43	3.94
Less distributions
From net investment income	(0.25)	(0.26)	(0.27)	(0.17)	(0.16)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.26)	(0.26)	(0.86)	(0.96)	(1.04)
Net asset value, end of period	$21.48	$20.14	$17.16	$18.94	$18.47
Total return (%)[2]	12.84	18.97	(5.00)	7.99	25.72
Ratios and supplemental data
Net assets, end of period (in millions)	$4,564	$3,077	$2,024	$1,444	$356
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.72	0.72	0.72	0.74
Expenses including reductions	0.70	0.69	0.69	0.69	0.73
Net investment income	1.25	1.27	1.26	1.63	1.06
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       30

Class NAV Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.15	$17.16	$18.94	$18.47	$15.57
Net investment income[1]	0.27	0.24	0.23	0.27	0.19
Net realized and unrealized gain (loss) on investments	2.34	3.01	(1.15)	1.16	3.75
Total from investment operations	2.61	3.25	(0.92)	1.43	3.94
Less distributions
From net investment income	(0.26)	(0.26)	(0.27)	(0.17)	(0.16)
From net realized gain	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	(1.27)	(0.26)	(0.86)	(0.96)	(1.04)
Net asset value, end of period	$21.49	$20.15	$17.16	$18.94	$18.47
Total return (%)[2]	12.85	18.95	(4.95)	7.98	25.73
Ratios and supplemental data
Net assets, end of period (in millions)	$1,219	$1,245	$750	$844	$543
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.70	0.70	0.69	0.71
Expenses including reductions	0.69	0.69	0.69	0.69	0.71
Net investment income	1.28	1.27	1.25	1.45	1.09
Portfolio turnover (%)	45	65	61	44	45

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       31

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase. Effective May 1, 2018, Class C shares convert to Class A shares ten years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities,including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       32

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2018, the fund loaned common stocks valued at $103,475,153 and received $105,912,583 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       33

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended March 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended March 31, 2018 were $33,926.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2018 and 2017 was as follows:

	March 31, 2018	March 31, 2017
Ordinary Income	$154,634,740	$168,536,905
Long-Term Capital Gain	670,483,027	—
Total	$825,117,767	$168,536,905

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2018, the components of distributable earnings on a tax basis consisted of $51,041,578 of undistributed ordinary income and $603,595,847 of undistributed long-term capital gains.

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Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; (e) 0.650% of the next $10 billion of the fund's average daily net assets; and (f) 0.625% of the fund's average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan.The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses to the extent necessary to maintain total operating expenses at 0.85% for Class I2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The expense limitation expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to July 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets. This expense limitation expired on June 30, 2017.

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For the year ended March 31, 2018, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$116,012	Class R3	$1,531
Class B	909	Class R4	20,957
Class C	23,630	Class R5	17,250
Class I	601,565	Class R6	443,086
Class I2	4,659	Class NAV	104,134
Class R1	2,068	Total	$1,347,286
Class R2	11,485

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of waiver and reimbursements as described above, incurred for the year ended March 31, 2018 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $253,496 for Class R4 shares for the year ended March 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,728,212 for the year ended March 31, 2018. Of this amount, $281,586 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,434,408 was paid as sales commissions to broker-dealers and $12,218 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       36

applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2018, CDSCs received by the Distributor amounted to $6,437, $6,124 and $18,784 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,498,748	$1,553,183
Class B	109,816	12,201
Class C	2,849,211	316,327
Class I	—	7,746,079
Class I2	—	60,021
Class R1	187,413	3,232
Class R2	692,317	17,816
Class R3	118,880	2,401
Class R4	883,846	32,810
Class R5	107,273	26,711
Class R6	—	496,207
Total	$8,447,504	$10,266,988

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$33,275,320	1	1.250%	$1,155

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2018 and 2017 were as follows:

		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,973,065	$241,480,220	20,539,114	$388,446,807
Distributions reinvested	3,011,965	67,377,662	802,052	16,169,365
Repurchased	(25,654,811)	(568,429,293)	(86,000,334)	(1,631,815,250)
Net decrease	(11,669,781)	($259,571,411)	(64,659,168)	($1,227,199,078)
Class B shares
Sold	16,805	$353,704	53,502	$983,572
Distributions reinvested	22,214	467,613	1,954	37,205
Repurchased	(225,602)	(4,635,062)	(262,674)	(4,703,935)
Net decrease	(186,583)	($3,813,745)	(207,218)	($3,683,158)
Class C shares
Sold	1,511,123	$31,416,419	2,294,799	$41,457,536
Distributions reinvested	578,627	12,214,821	40,366	770,594
Repurchased	(3,816,343)	(78,646,192)	(5,884,477)	(105,397,298)
Net decrease	(1,726,593)	($35,014,952)	(3,549,312)	($63,169,168)
Class I shares
Sold	92,274,463	$1,981,049,277	144,377,699	$2,676,144,389
Distributions reinvested	15,102,029	327,563,002	3,746,922	73,327,256
Repurchased	(156,390,264)	(3,346,189,465)	(166,091,633)	(3,115,519,988)
Net decrease	(49,013,772)	($1,037,577,186)	(17,967,012)	($366,048,343)
Class I2 shares
Sold	65,839	$1,390,004	132,018	$2,457,900
Distributions reinvested	150,160	3,256,976	31,696	620,294
Repurchased	(357,450)	(7,805,895)	(368,108)	(6,547,472)
Net decrease	(141,451)	($3,158,915)	(204,394)	($3,469,278)
Class R1 shares
Sold	246,467	$5,240,651	392,546	$7,252,549
Distributions reinvested	28,587	620,061	5,244	102,673
Repurchased	(636,210)	(13,683,427)	(581,190)	(10,847,710)
Net decrease	(361,156)	($7,822,715)	(183,400)	($3,492,488)
Class R2 shares
Sold	1,051,606	$22,447,026	1,364,536	$25,299,713
Distributions reinvested	249,395	5,409,378	46,808	916,021
Repurchased	(1,736,841)	(37,158,770)	(2,602,693)	(48,478,299)
Net decrease	(435,840)	($9,302,366)	(1,191,349)	($22,262,565)
Class R3 shares
Sold	155,826	$3,325,836	372,780	$6,931,485
Distributions reinvested	38,322	830,435	9,224	180,427
Repurchased	(532,390)	(11,226,104)	(1,024,533)	(19,234,010)
Net decrease	(338,242)	($7,069,833)	(642,529)	($12,122,098)

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       38

		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	1,866,517	$39,964,628	2,587,790	$47,469,756
Distributions reinvested	575,401	12,486,208	156,717	3,068,524
Repurchased	(5,898,214)	(125,068,187)	(4,194,749)	(77,959,405)
Net decrease	(3,456,296)	($72,617,351)	(1,450,242)	($27,421,125)
Class R5 shares
Sold	2,193,508	$47,435,860	3,586,479	$65,382,957
Distributions reinvested	548,547	11,914,449	199,923	3,916,493
Repurchased	(3,483,426)	(75,192,002)	(9,858,738)	(189,143,056)
Net decrease	(741,371)	($15,841,693)	(6,072,336)	($119,843,606)
Class R6 shares
Sold	84,664,767	$1,831,004,704	59,716,606	$1,122,362,824
Distributions reinvested	11,292,223	245,154,164	1,819,568	35,627,141
Repurchased	(36,244,284)	(782,537,323)	(26,759,489)	(498,284,467)
Net increase	59,712,706	$1,293,621,545	34,776,685	$659,705,498
Class NAV shares
Sold	1,555,054	$33,747,759	22,946,485	$438,822,065
Distributions reinvested	3,212,386	69,773,034	692,902	13,573,944
Repurchased	(9,836,981)	(213,367,617)	(5,578,239)	(105,240,728)
Net increase (decrease)	(5,069,541)	($109,846,824)	18,061,148	$347,155,281
Total net decrease	(13,427,920)	($268,015,446)	(43,289,127)	($841,850,128)

Affiliates of the fund owned 87% of shares of Class NAV on March 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $6,550,521,942 and $7,776,166,253, respectively, for the year ended March 31, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2018 funds within the John Hancock group of funds complex held 7.0% of the fund's net assets. At March 31, 2018, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Disciplined Value Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 10, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       40

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $723,946,123 in capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	221
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	221
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	221

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	221

President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       44

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       45

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterehouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF444961	340A 3/18 5/18

John Hancock

International Value Equity Fund

Annual report 3/31/18

A message to shareholders

Dear shareholder,

The markets spent much of 2017 on an upward trajectory, fueled by broad-based expansion of economic growth, supportive monetary policy, and benign inflation. Global equities rose throughout most of the period and outperformed U.S. equities. As the global economy continued to gain momentum, central banks began to normalize their long-standing accommodative monetary policies with the U.S. Federal Reserve leading this charge.

However, two significant developments materialized in early 2018 that bear watching. The first was a pronounced and sudden correction in most international equity indexes, with stocks selling off 10% from their peaks before stabilizing. The second is that the growth prospects in developed international markets, which had been quite promising, cooled. While many indicators remain positive, the likelihood of continued volatility remains higher now than a year ago.

While the global equity markets delivered positive results for the overall period, it's important for investors to be cognizant of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
36	Report of independent registered public accounting firm
37	Tax information
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18 (%)

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund became owners of an equal number of full and fractional Class A shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. Class A shares' performance shown above for periods prior to this date reflects the historical performance of Optique International Value Fund.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities rallied

The combination of accelerating economic growth, rising corporate earnings, and robust investor sentiment helped propel the fund's benchmark, the MSCI World ex-USA Index, to a gain.

Value significantly underperformed growth

Value stocks lagged in the annual period, creating a headwind for the fund relative to its benchmark, which mixes value and growth.

Mixed results from stock selection

The fund benefited from the outperformance of investments in energy and financials, but positioning in information technology, consumer discretionary, and healthcare detracted.

SECTOR COMPOSITION AS OF 3/31/18 (%)

A note about risks

Foreign investing has additional risks, such as currency and market volatility and political and social instability. Value stocks may not increase in price as anticipated or may decline further in value. The stock prices of midsize companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Wendell L. Perkins, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Wendell L. Perkins, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment during the 12 months ended March 31, 2018?

International equities performed well in the annual period, as measured by the 14.46% gain of the fund's benchmark, the MSCI World ex-USA Index. Investors were encouraged by the emergence of synchronized growth across Europe, Japan, and most emerging markets. This favorable trend represented a contrast to the backdrop that had been in place since the 2007/2008 financial crisis, when most foreign economies struggled to post positive growth even as the United States staged a recovery.

Stocks were further boosted by rising corporate earnings and investors' continued confidence in global central banks' ability to maintain a gradual approach to tightening monetary policy. While volatility picked up in February and March on concerns that higher inflation might upset the interest-rate outlook, the markets finished comfortably in positive territory on the strength of their earlier gains.

What factors led to the fund's underperformance versus its benchmark?

Class A shares generated an absolute return of 11.06% (excluding sales charges), but trailed the index due largely to our emphasis on value stocks. The growth style outpaced value by a wide margin, as investors demonstrated a clear preference for faster-growing companies and momentum-driven stocks over those with more attractive valuations. This put the fund at a disadvantage relative to broader market indexes that incorporate both the growth and value styles.

The return gap between growth and value was perhaps most apparent in technology. The top performers in the sector were generally the types of richly valued, high-momentum, and/or cyclical stocks we seek to avoid. Conversely, our value-oriented strategy led us to invest in steady, undervalued low-tech companies such as Fujitsu Ltd. (Japan) and SAP SE (Germany), which posted gains but were unable to keep up with the sector's headline return. The fund also lost some ground

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       4

through a position in Ingenico Group SA, a French provider of payment technologies that lagged after its guidance for 2018 came in below analyst expectations. We continued to hold all three stocks at the close of the period.

Investments in the consumer discretionary sector lagged, as well. The French multinational publishing firm Lagardere SCA was a key detractor. The company uses the cash flow from its slower-growing businesses to reinvest in higher-growth opportunities, such as retail outlets at airports. This strategy has worked well and helped Lagardere to produce healthy earnings and robust free cash flow. However, the stock—while producing a narrow gain—was nonetheless unable to keep pace with the many higher-growth companies represented in the consumer discretionary sector. We continued to hold the position on the belief that Lagardere is an underappreciated, undervalued company. Publicis Groupe SA, which we continued to hold, and Debenhams PLC, which we sold, were additional detractors in the sector.

Holdings in healthcare also underperformed, led by the Israel-based generic drug producer Teva Pharmaceuticals Industries, Ltd. We have since sold Teva from the portfolio. Shares of the biopharmaceuticals developer Shire PLC (Ireland) also lost ground due to worries about its product pipeline, but we think the stock is trading at a valuation that's far too low for a large, global healthcare company with improving fundamentals. The German company Merck KGaA, which was pressured by challenges in its materials business, was another underperformer of note. Believing the stock had fallen to levels that fail to reflect the company's long-term growth prospects, we maintained the fund's position.

TOP 10 HOLDINGS AS OF 3/31/18 (%)

Nestle SA	1.1
SAP SE	1.1
Novartis AG	1.1
BHP Billiton, Ltd.	1.1
Smurfit Kappa Group PLC	1.1
HSBC Holdings PLC	1.0
Toyota Motor Corp.	1.0
Unilever PLC	1.0
DBS Group Holdings, Ltd.	1.0
Matsumotokiyoshi Holdings Company, Ltd.	1.0
TOTAL	10.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       5

What aspects of the fund's positioning helped relative performance?

Stock selection in energy made a strong contribution to results. We held a number of stocks that gained an outsize benefit from the rally in oil prices, including Royal Dutch Shell PLC (Netherlands), Santos Ltd. (Australia), CNOOC, Ltd. (China), and Husky Energy, Inc. (Canada). All investments in the sector registered double-digit returns, helping the fund's energy portfolio produce a gain well above the energy stocks in the index.

The financials sector proved to be an additional area of strength for the fund, highlighted by a position in the Singapore-based bank DBS Group Holdings, Ltd. The stock was very inexpensive coming into the period due to concerns about China's growth outlook that existed in late 2016, and we used this as an opportunity to initiate a position. DBS has since rebounded to a more reasonable valuation as worries about China waned and the company reported strong earnings, rising loan growth, and improving credit quality. The Dutch insurance company Aegon NV also outpaced the overall financials sector, as its ability to raise premiums fed through to its bottom line. DNB ASA (Norway) and Julius Baer Gruppe, Ltd. (Switzerland) were additional winners in financials.

Outside of these two sectors, Smurfit Kappa Group PLC—an Ireland-based producer of paper-based packaging—was one of the fund's top performers amid rising demand for packaging stemming from the growth of e-commerce. Additionally, Smurfit received an unsolicited bid from International Paper (not held by the fund). The fund's holdings in Akzo Nobel NV (Netherlands) and Unilever PLC (U.K.) were also boosted by takeover talk during the period.

While we don't look for takeover candidates when selecting investments for the portfolio, our focus on undervalued companies often leads us to stocks that are also attractive to corporate buyers or

TOP 10 COUNTRIES AS OF 3/31/18 (%)

Japan	21.0
United Kingdom	13.0
France	11.6
Germany	11.2
Canada	7.6
Switzerland	6.4
Netherlands	4.6
Hong Kong	4.1
Australia	4.0
Ireland	1.9
TOTAL	85.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       6

private equity firms. The fund's performance in the information technology sector was aided by positions in Hitachi, Ltd., whose shares surged due to better-than-expected operating performance that was driven by lower costs and growth in its Internet of Things segment.

Did you make any notable changes in the portfolio during the course of the year?

We maintained a steady approach with a continued emphasis on stock selection. We kept the fund's sector and geographic weightings fairly close to those of the benchmark, a strategy that we think will lead to a greater impact from selection over time. Accordingly, the portfolio shifts largely occurred at the individual company level as we sought to add undervalued stocks and sell or trim those that had reached full valuations or experienced a meaningful fundamental change.

The interval from late 2016 through January of this year was a highly unusual time for the global markets. Stocks rose steadily with few interruptions to the rally, reflecting the backdrop of supportive news flow and hearty investor sentiment. This type of environment typically represents a challenge for our strategy, since investors tend to gravitate toward higher-risk, higher-momentum companies while overlooking the value stocks that make up the fund. In contrast, the final two months of the period brought rising risk and a resumption of market volatility. We view this as a favorable development, as the fund tends to deliver better results in the type of up-and-down markets in which fundamentals typically play a larger role in the performance of individual stocks.

With this as the backdrop, we believe our bottom-up approach has positioned the fund to capitalize on more challenging market conditions, particularly if the wide gap in returns between the growth and value styles begins to close.

MANAGED BY

Wendell L. Perkins, CFA On the fund since 1998 Investing since 1985
Edward Maraccini, CFA On the fund since 2007 Investing since 1995
Margaret McKay, CFA On the fund since 2001 Investing since 1992

The views expressed in this report are exclusively those of Wendell L. Perkins, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1,2	5.50	3.65	1.90	19.62	20.73
Class C1,2	9.29	4.14	2.14	22.47	23.62
Class I1,2,3	11.30	5.00	2.64	27.63	29.83
Class R2[1,2,3]	10.86	4.60	2.37	25.20	26.37
Class R4[1,2,3]	11.24	4.89	2.51	26.99	28.18
Class R6[1,2,3]	11.56	5.14	2.64	28.51	29.71
Class NAV[1,2,3]	11.42	5.20	2.73	28.83	30.85
Index 1†	14.46	6.55	3.10	37.30	35.71
Index 2†	12.32	6.04	2.72	34.05	30.77

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.33	2.08	1.07	1.47	1.32	0.97	0.95
Net (%)	1.33	2.08	1.07	1.47	1.22	0.97	0.95

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Index; Index 2 is the MSCI World ex-USA Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,2,4	3-31-08	12,362	12,362	13,571	13,077
Class I1,2,3	3-31-08	12,983	12,983	13,571	13,077
Class R2[1,2,3]	3-31-08	12,637	12,637	13,571	13,077
Class R4[1,2,3]	3-31-08	12,818	12,818	13,571	13,077
Class R6[1,2,3]	3-31-08	12,971	12,971	13,571	13,077
Class NAV[1,2,3]	3-31-08	13,085	13,085	13,571	13,077

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

The MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 2-14-11; Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 7-2-13; Class NAV shares were first offered on 12-16-11. Returns shown prior to Class A and Class I shares' commencement date are those of Optique International Value Fund (the predecessor fund). Returns shown prior to Class C, Class R2, Class R4, Class R6, and Class NAV shares' commencement dates are those of the predecessor fund (prior to 2-14-11) and the fund's Class A shares (from 2-14-11), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	In October 2011, the advisor made a voluntary payment to the fund of $6,950, or approximately $0.018 per share. Without this payment, performance would have been lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2017	Ending value on 3-31-2018	Expenses paid during period ended 3-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,013.20	$6.52	1.30%
	Hypothetical example for comparison purposes	1,000.00	1,018.40	6.54	1.30%
Class C	Actual expenses/actual returns	1,000.00	1,009.40	10.27	2.05%
	Hypothetical example for comparison purposes	1,000.00	1,014.70	10.30	2.05%
Class I	Actual expenses/actual returns	1,000.00	1,014.30	5.27	1.05%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.29	1.05%
Class R2	Actual expenses/actual returns	1,000.00	1,011.70	7.27	1.45%
	Hypothetical example for comparison purposes	1,000.00	1,017.70	7.29	1.45%
Class R4	Actual expenses/actual returns	1,000.00	1,013.90	5.47	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.49	1.09%
Class R6	Actual expenses/actual returns	1,000.00	1,015.30	4.82	0.96%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	4.83	0.96%
Class NAV	Actual expenses/actual returns	1,000.00	1,015.50	4.72	0.94%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.73	0.94%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       11

Fund’s investments
AS OF 3-31-18
	Shares	Value
Common stocks 95.9%		$616,915,404
(Cost $554,320,399)
Australia 4.0%		25,699,026
Australia & New Zealand Banking Group, Ltd.	249,353	5,189,867
BHP Billiton, Ltd.	307,488	6,815,617
Coca-Cola Amatil, Ltd.	575,717	3,855,190
National Australia Bank, Ltd.	239,979	5,297,900
Santos, Ltd. (A)	1,151,226	4,540,452
Belgium 1.1%		6,915,724
bpost SA	169,077	3,819,916
Ontex Group NV	115,863	3,095,808
Canada 7.6%		48,710,894
Bank of Montreal	76,470	5,776,428
CGI Group, Inc., Class A (A)	99,266	5,724,736
Fairfax Financial Holdings, Ltd.	10,241	5,191,206
Goldcorp, Inc.	394,695	5,450,090
Husky Energy, Inc. (B)	362,391	5,186,859
IGM Financial, Inc. (B)	152,159	4,448,969
Magna International, Inc.	102,687	5,784,139
Suncor Energy, Inc.	155,656	5,375,197
The Toronto-Dominion Bank	101,737	5,773,270
Chile 0.8%		5,300,251
Antofagasta PLC	409,956	5,300,251
China 1.3%		8,397,703
China Petroleum & Chemical Corp., H Shares	3,878,279	3,440,356
CNOOC, Ltd.	3,348,000	4,957,347
Denmark 0.9%		6,147,511
Carlsberg A/S, Class B	51,489	6,147,511
France 11.6%		74,416,107
AXA SA	199,426	5,301,349
BNP Paribas SA	77,047	5,713,866
Carrefour SA	152,099	3,154,521
Engie SA	336,524	5,619,449
ICADE	57,024	5,536,156
Ingenico Group SA	55,399	4,496,582
Lagardere SCA	175,332	5,008,214
Orange SA	326,044	5,542,052
Pernod Ricard SA	35,999	5,994,136
Publicis Groupe SA	79,794	5,556,206
Sanofi	59,663	4,787,369
Schneider Electric SE	69,724	6,139,998
12	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
TOTAL SA	101,436	$5,814,286
Vinci SA	58,398	5,751,923
Germany 11.2%		71,815,359
Allianz SE	25,814	5,835,447
BASF SE	56,752	5,755,644
Bayer AG	45,524	5,132,097
Bayerische Motoren Werke AG	56,789	6,176,932
E.ON SE	487,968	5,422,350
Fresenius Medical Care AG & Company KGaA	60,325	6,161,165
Gerresheimer AG	65,448	5,378,201
Merck KGaA	54,017	5,182,825
METRO AG	161,558	2,858,012
Muenchener Rueckversicherungs-Gesellschaft AG	25,533	5,937,487
ProSiebenSat.1 Media SE	155,723	5,393,704
SAP SE	67,772	7,114,838
Siemens AG	42,843	5,466,657
Hong Kong 4.1%		26,341,399
China Mobile, Ltd.	532,582	4,881,324
CLP Holdings, Ltd.	495,227	5,049,339
Guangdong Investment, Ltd.	3,946,098	6,251,672
Hang Lung Group, Ltd.	1,643,113	5,388,556
Yue Yuen Industrial Holdings, Ltd.	1,190,702	4,770,508
Ireland 1.9%		12,202,699
Shire PLC	108,748	5,412,357
Smurfit Kappa Group PLC	167,793	6,790,342
Italy 0.6%		3,877,458
Eni SpA	220,119	3,877,458
Japan 21.0%		134,840,969
Alps Electric Company, Ltd.	176,900	4,379,011
Bandai Namco Holdings, Inc.	183,631	5,942,980
Bridgestone Corp.	125,786	5,533,810
East Japan Railway Company	58,263	5,447,234
Fujitsu, Ltd.	742,197	4,510,281
Hirose Electric Company, Ltd.	40,998	5,663,837
Hitachi, Ltd.	757,629	5,518,272
Honda Motor Company, Ltd.	180,342	6,242,826
Isuzu Motors, Ltd.	352,507	5,400,929
Japan Tobacco, Inc.	157,398	4,496,391
Keisei Electric Railway Company, Ltd.	183,578	5,650,756
Matsumotokiyoshi Holdings Company, Ltd.	150,514	6,377,200
Mitsubishi Chemical Holdings Corp.	554,940	5,403,157
Mitsubishi Corp.	222,009	5,976,274
Mitsubishi Electric Corp.	336,380	5,459,633
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	13

	Shares	Value
Japan (continued)
Mitsubishi UFJ Financial Group, Inc.	848,610	$5,639,537
Mitsui Fudosan Company, Ltd.	258,885	6,249,809
Mizuho Financial Group, Inc.	3,242,084	5,908,304
Nippon Telegraph & Telephone Corp.	126,225	5,888,784
ORIX Corp.	330,600	5,924,673
Seven & i Holdings Company, Ltd.	137,248	5,878,653
Sumitomo Chemical Company, Ltd.	886,395	5,142,601
Toyo Suisan Kaisha, Ltd.	141,021	5,572,665
Toyota Motor Corp.	102,159	6,633,352
Netherlands 4.6%		29,433,180
Aegon NV	827,176	5,580,812
Akzo Nobel NV	64,000	6,046,914
Heineken Holding NV	59,468	6,131,715
ING Groep NV	323,407	5,457,566
Royal Dutch Shell PLC, A Shares	195,126	6,216,173
Norway 0.8%		5,061,224
DNB ASA	256,951	5,061,224
Singapore 1.7%		11,234,712
DBS Group Holdings, Ltd.	308,921	6,525,138
Sembcorp Industries, Ltd.	1,969,316	4,709,574
Spain 1.6%		10,646,444
Banco Santander SA	820,272	5,368,997
Telefonica SA	532,706	5,277,447
Sweden 1.7%		11,149,532
Modern Times Group MTG AB, B Shares	123,513	5,022,428
Trelleborg AB, B Shares	243,157	6,127,104
Switzerland 6.4%		41,405,603
Adecco Group AG	77,718	5,535,856
Credit Suisse Group AG (A)	294,699	4,949,477
Julius Baer Group, Ltd. (A)	94,753	5,831,241
LafargeHolcim, Ltd. (A)	104,121	5,705,276
Nestle SA	90,109	7,122,353
Novartis AG	87,800	7,101,341
Roche Holding AG	22,494	5,160,059
United Kingdom 13.0%		83,319,609
AstraZeneca PLC	86,125	5,920,326
Aviva PLC	727,475	5,077,101
Barclays PLC	1,993,252	5,824,481
BP PLC	754,450	5,088,832
GlaxoSmithKline PLC	285,231	5,539,470
HSBC Holdings PLC	712,325	6,689,225
Imperial Brands PLC	132,114	4,498,406
14	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Informa PLC	626,931	$6,317,038
Kingfisher PLC	1,244,253	5,104,288
Meggitt PLC	827,508	5,020,090
RPC Group PLC	497,339	5,407,007
Smiths Group PLC	277,954	5,912,444
Standard Chartered PLC	513,786	5,149,338
Unilever PLC	117,879	6,537,855
Vodafone Group PLC	1,912,888	5,233,708

	Yield (%)	Shares	Value
Securities lending collateral 1.5%			$9,435,682
(Cost $9,437,967)
John Hancock Collateral Trust (C)	1.8276(D)	943,398	9,435,682

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.0%				$19,145,000
(Cost $19,144,384)
U.S. Government Agency 2.7%				17,175,000
Federal Agricultural Mortgage Corp. Discount Note	1.500	04-02-18	1,460,000	1,460,000
Federal Home Loan Bank Discount Note	1.400	04-02-18	15,715,000	15,715,000

	Par value^	Value
Repurchase agreement 0.3%		1,970,000

Barclays Capital Tri-Party Repurchase Agreement dated 3-29-18 at 1.750% to be repurchased at $1,970,383 on 4-2-18, collateralized by $2,046,800 U.S. Treasury Notes, 1.875% due 4-30-22 (valued at $2,009,828, including interest)	1,970,000	1,970,000
Total investments (Cost $582,902,750) 100.4%		$645,496,086
Other assets and liabilities, net (0.4%)		(2,419,809)
Total net assets 100.0%		$643,076,277

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 3-31-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 3-31-18, the aggregate cost of investments for federal income tax purposes was $583,666,256. Net unrealized appreciation aggregated to $61,829,830, of which $88,884,815 related to gross unrealized appreciation and $27,054,985 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-18

Assets
Unaffiliated investments, at value (Cost $573,464,783) including $8,876,260 of securities loaned	$636,060,404
Affiliated investments, at value (Cost $9,437,967)	9,435,682
Total investments, at value (Cost $582,902,750)	645,496,086
Cash	4,717,377
Foreign currency, at value (Cost $72,683)	72,678
Receivable for fund shares sold	66,651
Dividends and interest receivable	2,944,522
Receivable for securities lending income	8,386
Other receivables and prepaid expenses	56,054
Total assets	653,361,754
Liabilities
Payable for fund shares repurchased	647,803
Payable upon return of securities loaned	9,437,983
Payable to affiliates
Accounting and legal services fees	35,536
Transfer agent fees	2,305
Distribution and service fees	174
Trustees' fees	613
Other liabilities and accrued expenses	161,063
Total liabilities	10,285,477
Net assets	$643,076,277
Net assets consist of
Paid-in capital	$582,785,758
Undistributed net investment income	2,036,522
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,388,960)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	62,642,957
Net assets	$643,076,277

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset value and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($18,972,186 ÷ 2,229,223 shares)[1]	$8.51
Class C ($1,040,363 ÷ 121,011 shares)[1]	$8.60
Class I ($4,031,930 ÷ 473,251 shares)	$8.52
Class R2 ($838,711 ÷ 98,215 shares)	$8.54
Class R4 ($47,546 ÷ 5,574 shares)	$8.53
Class R6 ($4,519,901 ÷ 531,417 shares)	$8.51
Class NAV ($613,625,640 ÷ 72,050,859 shares)	$8.52
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$8.96

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       17

STATEMENT OF OPERATIONS   For the year ended 3-31-18

Investment income
Dividends	$21,192,187
Non-cash dividends	3,852,055
Securities lending	304,744
Interest	191,463
Less foreign taxes withheld	(1,838,190)
Total investment income	23,702,259
Expenses
Investment management fees	5,669,380
Distribution and service fees	60,516
Accounting and legal services fees	106,794
Transfer agent fees	27,441
Trustees' fees	11,957
State registration fees	99,381
Printing and postage	31,948
Professional fees	71,087
Custodian fees	242,621
Other	25,186
Total expenses	6,346,311
Less expense reductions	(54,874)
Net expenses	6,291,437
Net investment income	17,410,822
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	14,426,975
Affiliated investments	(6,228)
14,420,747
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	40,485,094
Affiliated investments	(2,285)
40,482,809
Net realized and unrealized gain	54,903,556
Increase in net assets from operations	$72,314,378

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-18	Year ended 3-31-17
Increase (decrease) in net assets
From operations
Net investment income	$17,410,822	$11,945,223
Net realized gain	14,420,747	3,847,805
Change in net unrealized appreciation (depreciation)	40,482,809	60,307,496
Increase in net assets resulting from operations	72,314,378	76,100,524
Distributions to shareholders
From net investment income
Class A	(553,845)	(296,601)
Class C	(22,558)	(5,101)
Class I	(139,684)	(52,380)
Class R2	(23,444)	(11,361)
Class R4	(1,563)	(1,634)
Class R6	(120,140)	(10,496)
Class NAV	(20,681,950)	(11,935,754)
From net realized gain
Class A	(259,963)	—
Class C	(13,874)	—
Class I	(60,903)	—
Class R2	(11,569)	—
Class R4	(691)	—
Class R6	(50,845)	—
Class NAV	(8,716,889)	—
Total distributions	(30,657,918)	(12,313,327)
From fund share transactions	(28,505,232)	61,738,752
Total increase	13,151,228	125,525,949
Net assets
Beginning of year	629,925,049	504,399,100
End of year	$643,076,277	$629,925,049
Undistributed net investment income	$2,036,522	$2,277,501

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       19

Financial highlights

Class A Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$8.01	$7.20	$8.29	$9.33	$8.66
Net investment income[1]	0.20 [2]	0.14	0.12	0.13	0.17 [3]
Net realized and unrealized gain (loss) on investments	0.68	0.79	(0.89)	(0.41)	0.97
Total from investment operations	0.88	0.93	(0.77)	(0.28)	1.14
Less distributions
From net investment income	(0.26)	(0.12)	(0.11)	(0.19)	(0.09)
From net realized gain	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	(0.38)	(0.12)	(0.32)	(0.76)	(0.47)
Net asset value, end of period	$8.51	$8.01	$7.20	$8.29	$9.33
Total return (%)[4,5]	11.06	13.09	(9.46)	(2.45)	13.51
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$18	$25	$22	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.35	1.39	1.53	1.63
Expenses including reductions	1.30	1.34	1.38	1.52	1.60
Net investment income	2.28 [2]	1.89	1.57	1.50	1.85 [3]
Portfolio turnover (%)	20	27	18	25	38

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       20

Class C Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.09	$7.27	$8.35	$9.63
Net investment income[2]	0.13 [3]	0.08	0.06	0.01
Net realized and unrealized gain (loss) on investments	0.70	0.81	(0.90)	(0.60)
Total from investment operations	0.83	0.89	(0.84)	(0.59)
Less distributions
From net investment income	(0.20)	(0.07)	(0.03)	(0.12)
From net realized gain	(0.12)	—	(0.21)	(0.57)
Total distributions	(0.32)	(0.07)	(0.24)	(0.69)
Net asset value, end of period	$8.60	$8.09	$7.27	$8.35
Total return (%)[4,5]	10.29	12.30	(10.19)	(5.72	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	2.10	3.23	13.81	[8]
Expenses including reductions	2.05	2.09	2.21	2.35	[8]
Net investment income	1.45 [3]	1.03	0.70	0.11	[8]
Portfolio turnover (%)	20	27	18	25	[9]

[1]	The inception date for Class C shares is 8-28-14.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       21

Class I Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$8.02	$7.20	$8.29	$9.33	$8.66
Net investment income[1]	0.23 [2]	0.16	0.15	0.18	0.20 [3]
Net realized and unrealized gain (loss) on investments	0.67	0.80	(0.91)	(0.44)	0.97
Total from investment operations	0.90	0.96	(0.76)	(0.26)	1.17
Less distributions
From net investment income	(0.28)	(0.14)	(0.12)	(0.21)	(0.12)
From net realized gain	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	(0.40)	(0.14)	(0.33)	(0.78)	(0.50)
Net asset value, end of period	$8.52	$8.02	$7.20	$8.29	$9.33
Total return (%)[4]	11.30	13.52	(9.29)	(2.20)	13.87
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$5	$2	$3	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.09	1.28	1.41	1.46
Expenses including reductions	1.05	1.08	1.14	1.29	1.29
Net investment income	2.69 [2]	2.16	1.87	1.93	2.20 [3]
Portfolio turnover (%)	20	27	18	25	38

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       22

Class R2 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.04	$7.23	$8.31	$9.35	$8.53
Net investment income[2]	0.18 [3]	0.13	0.11	0.11	0.19	[4]
Net realized and unrealized gain (loss) on investments	0.69	0.80	(0.89)	(0.40)	1.09
Total from investment operations	0.87	0.93	(0.78)	(0.29)	1.28
Less distributions
From net investment income	(0.25)	(0.12)	(0.09)	(0.18)	(0.08)
From net realized gain	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	(0.37)	(0.12)	(0.30)	(0.75)	(0.46)
Net asset value, end of period	$8.54	$8.04	$7.23	$8.31	$9.35
Total return (%)[5]	10.86	12.94	(9.53)	(2.63)	15.38	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.46	1.68	2.76	5.96	[7]
Expenses including reductions	1.45	1.46	1.55	1.68	1.68	[7]
Net investment income	2.11 [3]	1.73	1.41	1.20	2.84	[4,7]
Portfolio turnover (%)	20	27	18	25	38	[8]

[1]	The inception date for Class R2 shares is 7-2-13.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       23

Class R4 Shares Period ended	3-31-18		3-31-17	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.03		$7.21	$8.30	$9.34	$8.53
Net investment income[2]	0.23	[3]	0.15	0.14	0.15	0.10	[4]
Net realized and unrealized gain (loss) on investments	0.67		0.81	(0.90)	(0.42)	1.20
Total from investment operations	0.90		0.96	(0.76)	(0.27)	1.30
Less distributions
From net investment income	(0.28)		(0.14)	(0.12)	(0.20)	(0.11)
From net realized gain	(0.12)		—	(0.21)	(0.57)	(0.38)
Total distributions	(0.40)		(0.14)	(0.33)	(0.77)	(0.49)
Net asset value, end of period	$8.53		$8.03	$7.21	$8.30	$9.34
Total return (%)[5]	11.24		13.44	(9.34)	(2.36)	15.55	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21		1.24	3.82	18.12	15.49	[8]
Expenses including reductions	1.10		1.13	1.22	1.43	1.43	[8]
Net investment income	2.69	[3]	2.03	1.78	1.67	1.43	[4,8]
Portfolio turnover (%)	20		27	18	25	38	[9]

[1]	The inception date for Class R4 shares is 7-2-13.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       24

Class R6 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$8.00	$7.20	$8.28	$9.33	$8.53
Net investment income[2]	0.17 [3]	0.15	0.25	0.10	0.12	[4]
Net realized and unrealized gain (loss) on investments	0.75	0.80	(0.98)	(0.34)	1.20
Total from investment operations	0.92	0.95	(0.73)	(0.24)	1.32
Less distributions
From net investment income	(0.29)	(0.15)	(0.14)	(0.24)	(0.14)
From net realized gain	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	(0.41)	(0.15)	(0.35)	(0.81)	(0.52)
Net asset value, end of period	$8.51	$8.00	$7.20	$8.28	$9.33
Total return (%)[5]	11.56	13.36	(8.97)	(2.04)	15.83	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$1	— [7]	$4	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.99	1.16	2.32	16.37	[8]
Expenses including reductions	0.95	0.97	0.97	1.04	1.10	[8]
Net investment income	1.89 [3]	2.02	2.95	1.15	1.76	[4,8]
Portfolio turnover (%)	20	27	18	25	38	[9]

[1]	The inception date for Class R6 shares is 7-2-13.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       25

Class NAV Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$8.01	$7.20	$8.29	$9.34	$8.66
Net investment income[1]	0.23 [2]	0.16	0.16	0.18	0.21 [3]
Net realized and unrealized gain (loss) on investments	0.69	0.80	(0.90)	(0.42)	0.99
Total from investment operations	0.92	0.96	(0.74)	(0.24)	1.20
Less distributions
From net investment income	(0.29)	(0.15)	(0.14)	(0.24)	(0.14)
From net realized gain	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	(0.41)	(0.15)	(0.35)	(0.81)	(0.52)
Net asset value, end of period	$8.52	$8.01	$7.20	$8.29	$9.34
Total return (%)[4]	11.42	13.64	(9.09)	(2.03)	14.23
Ratios and supplemental data
Net assets, end of period (in millions)	$614	$605	$476	$417	$433
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.98	0.99	1.04	1.03
Expenses including reductions	0.94	0.97	0.98	1.03	1.03
Net investment income	2.65 [2]	2.12	2.00	2.05	2.37 [3]
Portfolio turnover (%)	20	27	18	25	38

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock International Value Equity Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Effective May 1, 2018, Class C shares convert to Class A shares ten years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       27

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2018, by major security category or type:

	Total value at 3-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$25,699,026	—	$25,699,026	—
Belgium	6,915,724	—	6,915,724	—
Canada	48,710,894	$48,710,894	—	—
Chile	5,300,251	—	5,300,251	—
China	8,397,703	—	8,397,703	—
Denmark	6,147,511	—	6,147,511	—
France	74,416,107	—	74,416,107	—
Germany	71,815,359	—	71,815,359	—
Hong Kong	26,341,399	—	26,341,399	—
Ireland	12,202,699	—	12,202,699	—
Italy	3,877,458	—	3,877,458	—
Japan	134,840,969	—	134,840,969	—
Netherlands	29,433,180	—	29,433,180	—
Norway	5,061,224	—	5,061,224	—
Singapore	11,234,712	—	11,234,712	—
Spain	10,646,444	—	10,646,444	—
Sweden	11,149,532	—	11,149,532	—
Switzerland	41,405,603	—	41,405,603	—
United Kingdom	83,319,609	—	83,319,609	—
Securities lending collateral	9,435,682	9,435,682	—	—
Short-term investments	19,145,000	—	19,145,000	—
Total investments in securities	$645,496,086	$58,146,576	$587,349,510	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       28

collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2018, the fund loaned common stocks valued at $8,876,260 and received $9,437,983 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       29

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended March 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended March 31, 2018 were $3,610.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of March 31, 2018, the fund has no capital loss carryforward. Net capital losses of $4,034,038 that are the result of security transactions occurring after October 31, 2017, are treated as occurring on April 1, 2018, the first day of the fund's next taxable year.

As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       30

The tax character of distributions for the years ended March 31, 2018 and 2017 was as follows:

	March 31, 2018	March 31, 2017
Ordinary Income	$26,305,034	$12,313,327
Long-Term Capital Gain	4,352,884	—
Total	$30,657,918	$12,313,327

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Qualified late year ordinary losses are treated as occurring on March 31, 2018, the first day of the funds' next taxable year. As of March 31, 2018, the components of distributable earnings on a tax basis consisted of $2,445,105 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.850% of the next $500 million of the fund's average daily net assets; (c) 0.800% of the next $400 million of the fund's average daily net assets; and (d) 0.750% of the fund's average daily net assets in excess of $1 billion. Prior to July 1, 2017, the management fee structure was (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.875% of the next $900 million of the fund's average daily net assets; (c) 0.850% of the next $1 billion of the fund's average daily net assets; (d) 0.825% of the next $1 billion of the fund's average daily net assets; (e) 0.800% of the next $1 billion of the fund's average daily net assets; and (f) 0.775% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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Prior to July 1, 2017, the Advisor contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceeded 0.00% of average annual net assets (on an annualized basis) attributable to the class.

The expense reductions described above amounted to the following for the year ended March 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$1,553	Class R4	$7
Class C	78	Class R6	226
Class I	408	Class NAV	52,446
Class R2	71	Total	$54,789

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2018 were equivalent to a net annual effective rate of 0.85% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% of Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $85 for Class R4 shares for the year ended March 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $31,170 for the year ended March 31, 2018. Of this amount, $5,355 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $25,815 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2018, CDSCs received by the Distributor amounted to $59 and $1,023 for Class A and Class C shares, respectively.

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Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$46,733	$20,749
Class C	9,321	1,034
Class I	—	5,254
Class R2	4,249	109
Class R4	213	11
Class R6	—	284
Total	$60,516	$27,441

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$8,749,400	1	1.020%	$248

Note 5 — Fund share transactions

Transactions in fund shares for the year ended March 31, 2018 and 2017 were as follows:

		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	646,978	$5,608,564	500,739	$3,759,558
Distributions reinvested	95,071	813,808	39,485	296,922
Repurchased	(771,923)	(6,678,773)	(1,708,637)	(12,642,491)
Net decrease	(29,874)	($256,401)	(1,168,413)	($8,586,011)

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		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class C shares
Sold	56,126	$492,502	66,211	$500,683
Distributions reinvested	4,202	36,432	670	5,101
Repurchased	(36,006)	(315,204)	(31,331)	(233,589)
Net increase	24,322	$213,730	35,550	$272,195
Class I shares
Sold	327,557	$2,800,572	589,714	$4,514,221
Distributions reinvested	23,424	200,508	6,965	52,380
Repurchased	(458,183)	(4,022,572)	(304,224)	(2,287,859)
Net increase (decrease)	(107,202)	($1,021,492)	292,455	$2,278,742
Class R2 shares
Sold	13,784	$119,684	11,417	$85,795
Distributions reinvested	4,076	35,013	1,507	11,361
Repurchased	(18,812)	(164,911)	(20,153)	(150,412)
Net decrease	(952)	($10,214)	(7,229)	($53,256)
Class R4 shares
Repurchased	(6,149)	(55,402)	—	—
Net increase (decrease)	(6,149)	($55,402)	—	—
Class R6 shares
Sold	477,632	$4,209,811	115,910	$867,371
Distributions reinvested	19,998	170,985	1,399	10,496
Repurchased	(73,043)	(643,292)	(34,521)	(258,715)
Net increase	424,587	$3,737,504	82,788	$619,152
Class NAV shares
Sold	4,503,520	$37,260,549	19,105,581	$142,061,646
Distributions reinvested	3,434,444	29,398,839	1,589,315	11,935,754
Repurchased	(11,326,932)	(97,772,345)	(11,371,273)	(86,789,470)
Net increase (decrease)	(3,388,968)	($31,112,957)	9,323,623	$67,207,930
Total net increase (decrease)	(3,084,236)	($28,505,232)	8,558,774	$61,738,752

Affiliates of the fund owned 100%, 28% and 100% of shares of Class R4, Class R6 and Class NAV, respectively, on March 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $172,065,525 and $125,244,702, respectively, for the year ended March 31, 2018.

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Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2018, funds within the John Hancock group of funds complex held 95.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	33.8%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	21.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	12.0%
John Hancock Variable Insurance Trust Lifestyle Growth MVP	5.1%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Value Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock International Value Equity Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 10, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       36

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $21,173,340. The fund intends to pass through foreign tax credits of $1,265,263.

The fund paid $4,352,884 in capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	221
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	221
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	221

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	221

President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF444966	366A 3/18 5/18

John Hancock

Strategic Growth Fund

Annual report 3/31/18

A message to shareholders

Dear shareholder,

After an extended period of relative calm in equity markets around the world dating to early 2017, volatility returned in a meaningful way in the last few months of the reporting period. Stocks declined as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation, even if that inflation was rising from historically low levels. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Strategic Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
36	Report of independent registered public accounting firm
37	Tax information
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/18 (%)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Relative outperformance

The fund's Class A shares (excluding sales charges) outpaced its benchmark, the Russell 1000 Growth Index, for the period.

Strong stock picking helped

Effective security selection shaped the fund's results, especially in the consumer staples, industrials, and information technology sectors.

A few challenges

Stock picking in healthcare and financials was modestly offsetting negative factors for relative performance.

SECTOR COMPOSITION AS OF 3/31/18 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments in a wider variety of sectors. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager W. Shannon Reid, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

W. Shannon Reid, CFA
Portfolio Manager
John Hancock Asset Management

How did the fund perform during the 12 months ended March 31, 2018?

The fund's Class A shares (excluding sales charges) outperformed its benchmark, the Russell 1000 Growth Index. For most of this reporting period, the fund benefited from a strong market environment. A series of positive economic reports appeared to indicate synchronized global growth, while many U.S. companies were reporting healthy quarterly profits and revenue. Stock prices received an added boost late in 2017 when long-anticipated federal tax reform legislation was passed into law. The centerpiece of the legislation was a reduction in the corporate tax rate from 35% to 21%, which boosted optimism about corporate profitability.

Investors' confidence in the global economic and stock market backdrop spilled into 2018. However, during the period's final two months, volatility returned to financial markets and stocks gave back a portion of their earlier gains. Investors' concerns included the potential for higher inflation and interest rates, an emerging trade war with China, and the possibility that economic growth had peaked.

What factors enabled the fund's outperformance?

Effective security selection, especially in the consumer staples, industrials, and information technology sectors, was the primary factor behind the fund's relative outperformance. In contrast, stock picking in healthcare and financials hampered relative performance, as did a small cash stake in an environment of sharply rising stock prices.

Which individual stocks were among the fund's top relative contributors?

Many of the fund's top individual contributors came from the information technology sector, the strongest-performing major category in the benchmark during the period. The top individual contributor was ServiceNow, Inc., a provider of enterprise cloud computing services that continued to benefit from strong business execution. ServiceNow has been a major beneficiary of the global

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       4

"Effective security selection, especially in the consumer staples, industrials, and information technology sectors, was the primary factor behind the fund's relative outperformance."
trend toward cloud computing, as more companies shift IT data and software to the cloud, rather than operating data centers on-site.

Other fund holdings benefited from the growth of cloud computing. For example, RingCentral, Inc., a provider of software for business communications, generated very strong financial results and forecast 2018 profits exceeding analysts' expectations. Software manufacturer Microsoft Corp. continued to strengthen its market position in cloud computing; additionally, it has benefited from a successful shift toward online, subscription-based software, which provides a steady revenue stream. Meanwhile, the leading cloud computing company, Amazon.com, Inc., was another contributor for the fund; its Amazon Web Services segment continued to be a source of strength for the online retail giant, which also benefited from a healthy holiday shopping season.

The fund also benefited from its position in software company MuleSoft, Inc., which in March agreed to be acquired by salesforce.com, Inc., itself a smaller relative contributor for the fund. We sold MuleSoft shortly after the acquisition announcement.

Elsewhere, in the industrials sector, where our stock selection was especially favorable, a position in construction equipment manufacturer Caterpillar, Inc. added to results. Caterpillar reported better-than-expected financial performance for the period. Also contributing was Rockwell Collins, Inc., a provider of aviation products to businesses and government customers, which agreed to be acquired by United Technologies—also held by the fund—last September. We sold Rockwell Collins from the fund prior to period end.

Which stocks detracted from relative performance?

The biggest relative detractor this period was Allergan PLC. This pharmaceutical manufacturer struggled throughout the period, partly because investors became concerned about the competitive threat to Restasis, a dry-eye medication and one of Allergan's most important products; Restasis, which had been patent protected until 2024, lost a challenge from a generic competitor last fall, which in part led Allergan to reduce its earnings guidance.

Also in the healthcare sector, biotechnology company Celgene Corp. detracted from results, as its

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       5

"... we think the global economy remains strong and that recent market volatility may create opportunities for us to find interesting investment ideas at more compelling valuations."
shares fell after the FDA refused to review the company's multiple sclerosis drug, Ozanimod, for approval due to insufficient data. We added exposure to Celgene in February, as we believed the stock's decline had shifted the risk/reward balance in investors' favor.

In consumer discretionary, O'Reilly Automotive, Inc., a provider of aftermarket auto parts, weighed on relative performance. O'Reilly shares fell sharply in the first half of the period, as the company reported weak financial results that disappointed investors. In our view, however, the company's problems were transitory in nature. As O'Reilly stock bounced back from its July lows, the fund was able to make back a significant portion of its prior loss.

Another challenge for relative performance was the fund's substantial underweighting in benchmark component The Boeing Company. Shares of the aircraft manufacturer were up 90% on strong financial results, and the fund's more limited exposure to the stock hampered results in relative terms.

How was the fund positioned as of period end?

The fund's largest sector overweighting was in the information technology sector, which made up 41.6% of the portfolio's net assets. In technology, we continued to find a number of attractive

TOP 10 HOLDINGS AS OF 3/31/18 (%)

Microsoft Corp.	7.3
Amazon.com, Inc.	5.9
Apple, Inc.	4.7
Facebook, Inc., Class A	4.4
Alphabet, Inc., Class C	4.1
UnitedHealth Group, Inc.	3.4
Visa, Inc., Class A	3.2
Alphabet, Inc., Class A	2.8
NVIDIA Corp.	2.4
FedEx Corp.	2.4
TOTAL	40.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       6

companies with strong underlying business fundamentals, good growth prospects, and reasonable, if not necessarily cheap, valuations.

Meanwhile, the fund's largest relative underweighting was in consumer staples, which made up only 2.2% of the portfolio at period end. In this sector, we saw few investment opportunities that struck us as compelling. Unlike information technology, we saw most stocks in this sector as hampered by deteriorating fundamentals, slowing growth, and relatively expensive valuations.

At period end, we saw trade-related rhetoric between the United States and China as a vulnerability for the market. We also saw continued tightening monetary conditions on the part of the U.S. Federal Reserve and other global central banks. Even against that backdrop, we think the global economy remains strong and that recent market volatility may create opportunities for us to find interesting investment ideas at more compelling valuations.

MANAGED BY

W. Shannon Reid, CFA On the fund since 2011 Investing since 1981
David M. Chow, CFA On the fund since 2011 Investing since 1992
Curtis Ifill, CFA On the fund since 2011 Investing since 1996
Jay Zelko On the fund since 2011 Investing since 1987

The views expressed in this report are exclusively those of W. Shannon Reid, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	15.82	13.75	15.03	90.46	141.06
Class C2	19.95	14.30	15.48	95.10	146.93
Class I3	22.12	15.26	16.34	103.39	158.82
Class R2[2,3]	21.68	14.85	15.91	99.79	152.86
Class R4[2,3]	22.05	15.01	16.05	101.25	154.72
Class R6[2,3]	22.26	15.20	16.19	102.85	156.74
Class NAV[3]	22.30	15.44	16.52	104.99	161.30
Index†	21.25	15.53	17.10	105.83	169.53

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.11	1.86	0.85	1.25	1.10	0.75	0.73
Net (%)	1.11	1.86	0.85	1.25	1.00	0.75	0.73

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-11	24,693	24,693	26,953
Class I3	12-20-11	25,882	25,882	26,953
Class R2[2,3]	12-20-11	25,286	25,286	26,953
Class R4[2,3]	12-20-11	25,472	25,472	26,953
Class R6[2,3]	12-20-11	25,674	25,674	26,953
Class NAV[3]	12-20-11	26,130	26,130	26,953

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-11.
2	Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on October 1, 2017, with the same investment held until March 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2017	Ending value on 3-31-2018	Expenses paid during period ended 3-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,088.20	$5.67	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.49	1.09%
Class C	Actual expenses/actual returns	1,000.00	1,084.20	9.56	1.84%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.25	1.84%
Class I	Actual expenses/actual returns	1,000.00	1,089.70	4.38	0.84%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.23	0.84%
Class R2	Actual expenses/actual returns	1,000.00	1,087.10	6.45	1.24%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.24	1.24%
Class R4	Actual expenses/actual returns	1,000.00	1,089.20	5.05	0.97%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	4.89	0.97%
Class R6	Actual expenses/actual returns	1,000.00	1,089.90	3.86	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	3.73	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,090.20	3.80	0.73%
	Hypothetical example for comparison purposes	1,000.00	1,021.30	3.68	0.73%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       11

Fund’s investments
AS OF 3-31-18
	Shares	Value
Common stocks 94.3%		$1,733,676,863
(Cost $1,157,365,616)
Consumer discretionary 17.4%		320,031,379
Auto components 1.8%
Aptiv PLC	380,594	32,339,072
Hotels, restaurants and leisure 1.0%
Las Vegas Sands Corp.	259,576	18,663,514
Internet and direct marketing retail 8.9%
Amazon.com, Inc. (A)	74,688	108,098,930
Booking Holdings, Inc. (A)	16,494	34,313,953
Netflix, Inc. (A)	68,986	20,375,015
Leisure products 1.6%
Polaris Industries, Inc. (B)	263,194	30,140,977
Media 1.1%
Comcast Corp., Class A	592,177	20,234,688
Specialty retail 3.0%
Dick's Sporting Goods, Inc.	414,930	14,543,298
Lowe's Companies, Inc.	122,893	10,783,861
O'Reilly Automotive, Inc. (A)	123,446	30,538,071
Consumer staples 2.2%		41,071,751
Beverages 1.2%
Monster Beverage Corp. (A)	407,071	23,288,532
Food and staples retailing 1.0%
Sprouts Farmers Market, Inc. (A)	757,700	17,783,219
Energy 0.7%		13,569,275
Oil, gas and consumable fuels 0.7%
Devon Energy Corp.	426,841	13,569,275
Financials 3.2%		59,391,273
Banks 1.5%
Bank of America Corp.	956,144	28,674,759
Capital markets 1.7%
Morgan Stanley	569,246	30,716,514
Health care 12.4%		226,766,284
Biotechnology 2.0%
Celgene Corp. (A)	417,487	37,244,015
Health care equipment and supplies 1.2%
Boston Scientific Corp. (A)	627,235	17,136,060
Intuitive Surgical, Inc. (A)	10,260	4,235,636
Health care providers and services 5.0%
Anthem, Inc.	130,083	28,579,235
12	JOHN HANCOCK STRATEGIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care providers and services (continued)
UnitedHealth Group, Inc.	295,822	$63,305,908
Life sciences tools and services 2.2%
IQVIA Holdings, Inc. (A)	157,784	15,480,188
Thermo Fisher Scientific, Inc.	122,109	25,210,624
Pharmaceuticals 2.0%
Allergan PLC	136,417	22,957,617
Mylan NV (A)	306,461	12,617,001
Industrials 12.9%		237,743,064
Aerospace and defense 5.8%
General Dynamics Corp.	128,937	28,482,183
Northrop Grumman Corp.	54,799	19,131,427
Raytheon Company	124,190	26,802,686
The Boeing Company	69,880	22,912,254
United Technologies Corp.	75,334	9,478,524
Air freight and logistics 2.4%
FedEx Corp.	183,379	44,031,132
Machinery 1.6%
Caterpillar, Inc.	197,920	29,169,450
Road and rail 2.2%
CSX Corp.	413,495	23,035,806
Knight-Swift Transportation Holdings, Inc.	396,623	18,248,624
Trading companies and distributors 0.9%
United Rentals, Inc. (A)	95,241	16,450,978
Information technology 41.6%		764,381,775
Internet software and services 13.6%
Alphabet, Inc., Class A (A)	49,437	51,273,090
Alphabet, Inc., Class C (A)	73,351	75,682,828
eBay, Inc. (A)	571,626	23,002,230
Facebook, Inc., Class A (A)	500,780	80,019,636
MongoDB, Inc. (A)(B)	257,977	11,196,202
Nutanix, Inc., Class A (A)	195,824	9,616,917
IT services 5.5%
Ex-Sigma LLC (A)(C)(D)	510	1,416,355
PayPal Holdings, Inc. (A)	534,164	40,527,023
Visa, Inc., Class A	487,757	58,345,492
Semiconductors and semiconductor equipment 2.7%
NVIDIA Corp.	193,817	44,886,079
Texas Instruments, Inc.	39,551	4,108,953
Software 15.1%
Activision Blizzard, Inc.	338,559	22,839,190
Electronic Arts, Inc. (A)	265,151	32,146,907
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	13

	Shares	Value
Information technology (continued)
Software (continued)
Microsoft Corp.	1,477,193	$134,823,405
RingCentral, Inc., Class A (A)	216,473	13,746,036
salesforce.com, Inc. (A)	372,274	43,295,466
ServiceNow, Inc. (A)	190,794	31,566,867
Technology hardware, storage and peripherals 4.7%
Apple, Inc.	511,915	85,889,099
Materials 2.6%		47,138,548
Chemicals 2.6%
DowDuPont, Inc.	568,113	36,194,479
The Sherwin-Williams Company	27,910	10,944,069
Real estate 1.3%		23,583,514
Equity real estate investment trusts 1.3%
Equinix, Inc.	56,401	23,583,514

	Yield (%)	Shares	Value
Securities lending collateral 0.7%			$12,081,922
(Cost $12,083,733)
John Hancock Collateral Trust (E)	1.8276(F)	1,207,975	12,081,922

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 5.6%				$103,214,072
(Cost $103,214,072)
U.S. Government Agency 4.4%				81,582,072
Federal Agricultural Mortgage Corp. Discount Note	1.500	04-02-18	6,933,000	6,932,711
Federal Home Loan Bank Discount Note	1.200	04-02-18	47,565,000	47,563,414
Federal Home Loan Bank Discount Note	1.400	04-02-18	27,087,000	27,085,947

	Par value^	Value
Repurchase agreement 1.2%		21,632,000

Repurchase Agreement with State Street Corp. dated 3-29-18 at 0.740% to be repurchased at $21,633,779 on 4-2-18, collateralized by $21,455,000 U.S. Treasury Notes, 3.625% due 2-15-20 (valued at $22,068,077, including interest)	21,632,000	21,632,000

Total investments (Cost $1,272,663,421) 100.6%	$1,848,972,857
Other assets and liabilities, net (0.6%)	(11,787,405)
Total net assets 100.0%	$1,837,185,452

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
14	JOHN HANCOCK STRATEGIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 3-31-18.
(C)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 3-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 3-31-18, the aggregate cost of investments for federal income tax purposes was $1,277,633,691. Net unrealized appreciation aggregated to $571,339,166, of which $592,811,047 related to gross unrealized appreciation and $21,471,881 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 3-31-18

Assets
Unaffiliated investments, at value (Cost $1,260,579,688) including $11,838,250 of securities loaned	$1,836,890,935
Affiliated investments, at value (Cost $12,083,733)	12,081,922
Total investments, at value (Cost $1,272,663,421)	1,848,972,857
Cash	497,491
Receivable for fund shares sold	52,659
Dividends and interest receivable	215,593
Receivable for securities lending income	7,641
Other receivables and prepaid expenses	125,083
Total assets	1,849,871,324
Liabilities
Payable for fund shares repurchased	228,518
Payable upon return of securities loaned	12,084,000
Payable to affiliates
Accounting and legal services fees	103,441
Transfer agent fees	39,653
Distribution and service fees	220
Trustees' fees	1,290
Other liabilities and accrued expenses	228,750
Total liabilities	12,685,872
Net assets	$1,837,185,452
Net assets consist of
Paid-in capital	$1,134,976,176
Accumulated net realized gain (loss) on investments	125,899,840
Net unrealized appreciation (depreciation) on investments	576,309,436
Net assets	$1,837,185,452

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($379,145,077 ÷ 21,138,242 shares)[1]	$17.94
Class C ($17,603,066 ÷ 993,688 shares)[1]	$17.71
Class I ($20,043,783 ÷ 1,110,290 shares)	$18.05
Class R2 ($800,315 ÷ 44,258 shares)	$18.08
Class R4 ($742,656 ÷ 41,068 shares)	$18.08
Class R6 ($9,215,866 ÷ 509,635 shares)	$18.08
Class NAV ($1,409,634,689 ÷ 77,992,876 shares)	$18.07
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.88

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       17

STATEMENT OF OPERATIONS   For the year ended 3-31-18

Investment income
Dividends	$20,964,432
Interest	570,455
Securities lending	292,056
Total investment income	21,826,943
Expenses
Investment management fees	13,396,634
Distribution and service fees	1,105,722
Accounting and legal services fees	313,512
Transfer agent fees	448,643
Trustees' fees	30,128
State registration fees	94,210
Printing and postage	81,557
Professional fees	67,507
Custodian fees	246,955
Other	49,588
Total expenses	15,834,456
Less expense reductions	(161,842)
Net expenses	15,672,614
Net investment income	6,154,329
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	319,100,061
Affiliated investments	(6,455)
319,093,606
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	69,919,917
Affiliated investments	(1,562)
69,918,355
Net realized and unrealized gain	389,011,961
Increase in net assets from operations	$395,166,290

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-18	Year ended 3-31-17
Increase (decrease) in net assets
From operations
Net investment income	$6,154,329	$10,838,848
Net realized gain	319,093,606	119,734,708
Change in net unrealized appreciation (depreciation)	69,918,355	140,636,838
Increase in net assets resulting from operations	395,166,290	271,210,394
Distributions to shareholders
From net investment income
Class A	(639,234)	(855,968)
Class I	(59,195)	(56,175)
Class R2	(575)	(2,001)
Class R4	(828)	(1,064)
Class R6	(41,600)	(3,723)
Class NAV	(7,398,368)	(9,806,198)
From net realized gain
Class A	(48,412,616)	(11,508,730)
Class C	(2,323,098)	(556,546)
Class I	(1,898,081)	(377,009)
Class R2	(98,002)	(34,722)
Class R4	(33,305)	(8,259)
Class R6	(1,091,224)	(20,753)
Class NAV	(187,258,888)	(54,659,622)
Total distributions	(249,255,014)	(77,890,770)
From fund share transactions	(279,918,632)	82,979,324
Total increase (decrease)	(134,007,356)	276,298,948
Net assets
Beginning of year	1,971,192,808	1,694,893,860
End of year	$1,837,185,452	$1,971,192,808
Undistributed net investment income	—	$1,277,457

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       19

Financial highlights

Class A Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$16.89	$15.33	$16.44	$15.50	$12.62
Net investment income (loss)[1]	0.01	0.04	0.03	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	3.62	2.12	(0.24)	2.14	3.46
Total from investment operations	3.63	2.16	(0.21)	2.17	3.42
Less distributions
From net investment income	(0.03)	(0.04)	(0.05)	—	—
From net realized gain	(2.55)	(0.56)	(0.85)	(1.23)	(0.54)
Total distributions	(2.58)	(0.60)	(0.90)	(1.23)	(0.54)
Net asset value, end of period	$17.94	$16.89	$15.33	$16.44	$15.50
Total return (%)[2,3]	21.91	14.34	(1.45)	14.68	27.27
Ratios and supplemental data
Net assets, end of period (in millions)	$379	$343	$18	$18	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.11	1.19	1.33	1.51
Expenses including reductions	1.09	1.10	1.18	1.30	1.30
Net investment income (loss)	0.03	0.27	0.20	0.16	(0.29)
Portfolio turnover (%)	83	94	90	109	91

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       20

Class C Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.80	$15.32	$16.51	$16.49
Net investment loss[2]	(0.13)	(0.08)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	3.59	2.12	(0.25)	1.29
Total from investment operations	3.46	2.04	(0.34)	1.25
Less distributions
From net realized gain	(2.55)	(0.56)	(0.85)	(1.23)
Total distributions	(2.55)	(0.56)	(0.85)	(1.23)
Net asset value, end of period	$17.71	$16.80	$15.32	$16.51
Total return (%)[3,4]	20.95	13.53	(2.24)	8.20	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$17	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	1.86	2.50	7.03	[6]
Expenses including reductions	1.84	1.85	1.94	2.05	[6]
Net investment loss	(0.72)	(0.48)	(0.54)	(0.42	) [6]
Portfolio turnover (%)	83	94	90	109	[7]

[1]	The inception date for Class C shares is 8-28-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       21

Class I Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$16.98	$15.41	$16.53	$15.58	$12.67
Net investment income[1]	0.06	0.08	0.08	0.10	0.01
Net realized and unrealized gain (loss) on investments	3.64	2.13	(0.24)	2.14	3.47
Total from investment operations	3.70	2.21	(0.16)	2.24	3.48
Less distributions
From net investment income	(0.08)	(0.08)	(0.11)	(0.06)	(0.03)
From net realized gain	(2.55)	(0.56)	(0.85)	(1.23)	(0.54)
Total distributions	(2.63)	(0.64)	(0.96)	(1.29)	(0.57)
Net asset value, end of period	$18.05	$16.98	$15.41	$16.53	$15.58
Total return (%)[2]	22.12	14.70	(1.17)	15.07	27.68
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$17	$10	$12	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.85	0.90	1.50	2.62
Expenses including reductions	0.83	0.84	0.88	0.94	0.94
Net investment income	0.31	0.47	0.50	0.62	0.09
Portfolio turnover (%)	83	94	90	109	91

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       22

Class R2 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$17.02	$15.44	$16.55	$16.50
Net investment income (loss)[2]	(0.02)	0.03	0.01	—	[3]
Net realized and unrealized gain (loss) on investments	3.64	2.14	(0.25)	0.05
Total from investment operations	3.62	2.17	(0.24)	0.05
Less distributions
From net investment income	(0.01)	(0.03)	(0.02)	—
From net realized gain	(2.55)	(0.56)	(0.85)	—
Total distributions	(2.56)	(0.59)	(0.87)	—
Net asset value, end of period	$18.08	$17.02	$15.44	$16.55
Total return (%)[4]	21.68	14.30	(1.63)	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.18	4.73	15.09	[7]
Expenses including reductions	1.21	1.17	1.32	13.96	[7]
Net investment income (loss)	(0.11)	0.19	0.06	—	[7,8]
Portfolio turnover (%)	83	94	90	109	[9]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Less than 0.005%.
[9]	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       23

Class R4 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$17.01	$15.43	$16.55	$16.50
Net investment income[2]	0.03	0.07	0.04	—	[3]
Net realized and unrealized gain (loss) on investments	3.65	2.14	(0.25)	0.05
Total from investment operations	3.68	2.21	(0.21)	0.05
Less distributions
From net investment income	(0.06)	(0.07)	(0.06)	—
From net realized gain	(2.55)	(0.56)	(0.85)	—
Total distributions	(2.61)	(0.63)	(0.91)	—
Net asset value, end of period	$18.08	$17.01	$15.43	$16.55
Total return (%)[4]	22.05	14.60	(1.47)	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.02	4.73	15.09	[7]
Expenses including reductions	0.95	0.91	1.13	1.18	[7]
Net investment income	0.18	0.44	0.25	0.18	[7]
Portfolio turnover (%)	83	94	90	1098

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       24

Class R6 Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$17.01	$15.42	$16.55	$16.50
Net investment income[2]	0.05	0.09	0.10	—	[3]
Net realized and unrealized gain (loss) on investments	3.67	2.16	(0.25)	0.05
Total from investment operations	3.72	2.25	(0.15)	0.05
Less distributions
From net investment income	(0.10)	(0.10)	(0.13)	—
From net realized gain	(2.55)	(0.56)	(0.85)	—
Total distributions	(2.65)	(0.66)	(0.98)	—
Net asset value, end of period	$18.08	$17.01	$15.42	$16.55
Total return (%)[4]	22.26	14.87	(1.09)	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$1	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.75	4.75	15.91	[7]
Expenses including reductions	0.74	0.73	0.73	0.81	[7]
Net investment income	0.25	0.50	0.65	0.63	[7]
Portfolio turnover (%)	83	94	90	109	[8]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       25

Class NAV Shares Period ended	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$17.00	$15.42	$16.55	$15.58	$12.67
Net investment income[1]	0.07	0.10	0.10	0.12	0.04
Net realized and unrealized gain (loss) on investments	3.65	2.14	(0.25)	2.17	3.47
Total from investment operations	3.72	2.24	(0.15)	2.29	3.51
Less distributions
From net investment income	(0.10)	(0.10)	(0.13)	(0.09)	(0.06)
From net realized gain	(2.55)	(0.56)	(0.85)	(1.23)	(0.54)
Total distributions	(2.65)	(0.66)	(0.98)	(1.32)	(0.60)
Net asset value, end of period	$18.07	$17.00	$15.42	$16.55	$15.58
Total return (%)[2]	22.30	14.81	(1.09)	15.43	27.88
Ratios and supplemental data
Net assets, end of period (in millions)	$1,410	$1,592	$1,666	$2,078	$1,452
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.74	0.72	0.74
Expenses including reductions	0.73	0.73	0.74	0.72	0.73
Net investment income	0.40	0.61	0.64	0.72	0.26
Portfolio turnover (%)	83	94	90	109	91

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock Strategic Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Effective May 1, 2018, Class C Shares convert to Class A Shares ten years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       27

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2018 by major security category or type:

	Total value at 3-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$320,031,379	$320,031,379	—	—
Consumer staples	41,071,751	41,071,751	—	—
Energy	13,569,275	13,569,275	—	—
Financials	59,391,273	59,391,273	—	—
Health care	226,766,284	226,766,284	—	—
Industrials	237,743,064	237,743,064	—	—
Information technology	764,381,775	762,965,420	—	$1,416,355
Materials	47,138,548	47,138,548	—	—
Real estate	23,583,514	23,583,514	—	—
Securities lending collateral	12,081,922	12,081,922	—	—
Short-term investments	103,214,072	—	$103,214,072	—
Total investments in securities	$1,848,972,857	$1,744,342,430	$103,214,072	$1,416,355

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an

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investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2018, the fund loaned common stocks valued at $11,838,250 and received $12,084,000 of cash collateral.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended March 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended March 31, 2018 were $6,420.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

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As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2018 and 2017 was as follows:

	March 31, 2018	March 31, 2017
Ordinary Income	$101,174,268	$16,265,008
Long term capital gains	148,080,746	61,625,762
Total	$249,255,014	$77,890,770

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2018, the components of distributable earnings on a tax basis consisted of $46,940,980 of undistributed ordinary income and $83,929,130 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets; (c) 0.675% of the next $500 million of the fund's average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       30

among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to July 1, 2017, the Adviser had contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets. This expense limitation expired on June 30, 2017.

For the year ended March 31, 2018, these expense reductions amounted to the following:

Class	Expense reduction
Class A	$30,718
Class C	1,465
Class I	1,418
Class R2	69
Class R4	37
Class R6	425
Class NAV	127,265
Total	$161,397

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of waiver and reimbursements as described above, incurred for the year ended March 31, 2018 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fees	Class	Rule 12b-1 fee	Service fees
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $445 for Class R4 shares for the year ended March 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $169,116 for the year ended March 31,2018. Of this amount, $27,291 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $110,845 was paid as sales commissions to broker-dealers and $30,980 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31,2018, CDSCs received by the Distributor amounted to $767 and $406 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$924,020	$410,054
Class C	176,381	19,571
Class I	—	18,292
Class R2	3,936	108
Class R4	1,385	57
Class R6	—	561
Total	$1,105,722	$448,643

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$10,618,546	1	1.250%	$369

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2018 and 2017 were as follows:

		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,039,343	$19,029,957	749,612	$11,943,328
Issued in reorganization (Note 9)	—	—	21,468,382	331,978,464
Distributions reinvested	2,710,777	47,547,047	761,147	11,919,564
Repurchased	(2,937,346)	(53,736,643)	(3,839,049)	(61,321,302)
Net increase	812,774	$12,840,361	19,140,092	$294,520,054
Class C shares
Sold	50,898	$915,997	62,516	$988,888
Issued in reorganization (Note 9)	—	—	1,055,831	16,315,435
Distributions reinvested	122,678	2,129,676	31,916	498,210
Repurchased	(173,793)	(3,143,990)	(212,680)	(3,370,383)
Net increase (decrease)	(217)	($98,317)	937,583	$14,432,150
Class I shares
Sold	673,531	$12,351,454	943,754	$15,295,486
Issued in reorganization (Note 9)	—	—	281,166	4,371,431
Distributions reinvested	107,940	1,904,068	26,643	419,092
Repurchased	(668,515)	(12,591,106)	(893,470)	(14,057,354)
Net increase	112,956	$1,664,416	358,093	$6,028,655
Class R2 shares
Sold	3,784	$70,322	10,833	$173,528
Issued in reorganization (Note 9)	—	—	58,403	909,678
Distributions reinvested	5,477	96,893	1,620	25,559
Repurchased	(24,349)	(437,248)	(17,571)	(285,072)
Net increase (decrease)	(15,088)	($270,033)	53,285	$823,693
Class R4 shares
Sold	41,193	$764,704	224	$3,588
Issued in reorganization (Note 9)	—	—	8,608	134,034
Distributions reinvested	1,562	27,614	123	1,938
Repurchased	(16,615)	(326,060)	(88)	(1,395)
Net increase	26,140	$466,258	8,867	$138,165
Class R6 shares
Sold	455,630	$8,785,087	47,217	$771,958
Issued in reorganization (Note 9)	—	—	362,123	5,636,589
Distributions reinvested	64,110	1,132,824	1,300	20,472
Repurchased	(67,149)	(1,256,900)	(359,657)	(5,600,153)
Net increase	452,591	$8,661,011	50,983	$828,866

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       33

		Year ended 3-31-18		Year ended 3-31-17
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,264,023	$22,615,331	1,762,330	$28,246,290
Distributions reinvested	11,022,495	194,657,256	4,095,668	64,465,820
Repurchased	(27,937,248)	(520,454,915)	(20,225,859)	(326,504,369)
Net decrease	(15,650,730)	($303,182,328)	(14,367,861)	($233,792,259)
Total net increase (decrease)	(14,261,574)	($279,918,632)	6,181,042	$82,979,324

Affiliates of the fund owned 6%, 13% and 100% of shares of Class R4, Class R6 and Class NAV, respectively, on March 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $1,566,550,502 and $2,105,748,945, respectively, for the year ended March 31, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2018, funds within the John Hancock group of funds complex held 76.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	18.5%
John Hancock Variable Insurance Trust Lifestyle Growth MVP	14.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	13.2%
John Hancock Variable Insurance Trust Lifestyle Balanced MVP	9.6%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	7.8%

Note 9 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at March 31, 2018.

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 3-31-18
Ex-Sigma LLC	10-31-14	$4,726,919	510	510	0.08%	$1,416,355

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Note 10 — Reorganization

On March 30, 2016, the shareholders of John Hancock Select Growth Fund (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of the Acquiring Portfolio's shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with similar investment objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio's identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 22, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net asset value of the Acquired Portfolio	Appreciation of the Acquired Portfolio investment	Shares redeemed by the Acquired Portfolio	Shares issued by the Acquiring Portfolio	Acquiring Portfolio net assets prior to combination	Acquiring Portfolio total net assets after combination
Strategic Growth Fund	Select Growth Fund	$359,345,631	$15,546,164	18,553,593	23,234,513	$1,692,096,430	$2,051,442,061

See Note 5 for capital shares issued in connection with the above referenced reorganization.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Strategic Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Strategic Growth Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 10, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       36

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $163,158,030 in capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	221
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	221
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2006	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	221

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2006	221
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	221

President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF444968	393A 3/18 5/18

ITEM 2. CODE OF ETHICS.

As of the end of the year, March 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended March 31, 2018 and 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2018	March 31, 2017
Disciplined Value Fund	$37,595	$36,684
Disciplined Value Mid Cap Fund	48,292	47,920
International Value Equity Fund	54,959	53,611
Small Company Fund	45,636	44,491
Strategic Growth Fund	41,312	38,866
Total	$227,794	$221,572

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and merger related fees. Amounts billed to the registrant were as follows:

Fund	March 31, 2018	March 31, 2017
Disciplined Value Fund	$540	$510
Disciplined Value Mid Cap Fund	540	510
International Value Equity Fund	540	510
Small Company Fund	5,277	510
Strategic Growth Fund	540	510
Total	$7,437	$2,550

Amounts billed to control affiliates were $110,200 and $106,517 for the fiscal years ended March 31, 2018 and 2017, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended March 31, 2018 and 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2018	March 31, 2017
Disciplined Value Fund	$3,725	$3,647
Disciplined Value Mid Cap Fund	3,725	4,337
International Value Equity Fund	4,275	4,197
Small Company Fund	3,725	3,647
Strategic Growth Fund	3,725	12,097
Total	$19,175	$27,925

(d) All Other Fees
The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended March 31, 2018 and 2017:

Fund	March 31, 2018	March 31, 2017
Disciplined Value Fund	$221	$832
Disciplined Value Mid Cap Fund	221	832
International Value Equity Fund	221	832
Small Company Fund	221	832
Strategic Growth Fund	221	832
Total	$1,105	$4,160

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended March 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $7,692,718 for the fiscal year ended March 31, 2018 and $5,908,499 for the fiscal year ended March 31, 2017.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	May 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	May 10, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	May 10, 2018